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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Select Funds
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Partners Fund	Baron Funds®
Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund
Baron Emerging Markets Fund
Baron Energy and Resources Fund
Baron Global Advantage Fund

December 31, 2015	Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Real Estate Fund
Ticker Symbols:
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Emerging Markets Fund
Ticker Symbols:
Retail Shares: BEXFX
Institutional Shares: BEXIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15

Financial Statements

Statements of Net Assets	16
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Statement of Cash Flows	34
Notes to Financial Statements	35

Financial Highlights	44

Report of Independent Registered Public Accounting Firm	51

Tax Information	52

Fund Expenses	53

Management of the Funds	54

DEAR BARON SELECT FUNDS SHAREHOLDER:
In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the year ended December 31, 2015. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
February 24, 2016	February 24, 2016	February 24, 2016

This Annual Financial Report is for the Baron Select Funds, which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
					Since
					Inception
	One	Three	Five	Ten	(January 31,
	Year	Years	Years	Years	1992)

Baron Partners Fund —- Retail Shares[1,2,3]	(2.71)%	16.56%	11.69%	7.78%	12.50%
Baron Partners Fund —- Institutional Shares[1,2,3,4]	(2.43)%	16.88%	11.98%	7.96%	12.58%
Russell Midcap Growth Index[1]	(0.20)%	14.88%	11.54%	8.16%	9.28%
S&P 500 Index[1]	1.38%	15.13%	12.57%	7.31%	9.15%

[1]
The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]	Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2015 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2015
Percent of Total
Investments

Tesla Motors, Inc.	10.0%

CoStar Group, Inc.	9.2%

Arch Capital Group Ltd.	6.8%

ITC Holdings Corp.	6.1%

FactSet Research Systems, Inc.	5.1%

The Charles Schwab Corp.	5.1%

Hyatt Hotels Corp.	5.0%

Vail Resorts, Inc.	4.8%

Verisk Analytics, Inc.	4.5%

CarMax, Inc.	4.3%

60.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2015† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2015, Baron Partners Fund[1] lost 2.71%, underperforming the Russell Midcap Growth Index, which lost 0.20%.

The Fund has performed well since its conversion into an open end mutual fund on April 30, 2003. In the period since the Fund’s conversion through December 31, 2015, the Fund gained an annualized 12.94% versus an annualized 11.09% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 12.50%* compared to an annualized 9.28% for its index.

Baron Partners Fund invests primarily in U.S. companies of any size with significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

Many sectors and capitalization ranges experienced significant volatility in 2015, in reaction to geopolitical events, global monetary policies, sagging oil and commodity prices, and a strengthening U.S. dollar. For the first seven and a half months of 2015, the markets generally increased. In late August, and again in late September, however, stocks plunged sharply, largely as a reaction to the collapse of China’s A-shares stock market and concerns around a slowing Chinese economy. In October, the markets again reversed course, boosted by signals from central banks that they would extend the global trend of easy monetary policy. Toward the end of the year, the Fed raised interest rates for the first time since 2006. After an initial rally, the markets sold off over concerns about the implications of Fed tightening in the face of lingering concerns around employment trends, soft commodity prices, slowing overseas growth, and weakness in corporate earnings.

At the sector level, the Fund’s investments in Information Technology and Industrials were the largest contributors to performance. Health Care, Consumer Discretionary, and Utilities were the largest detractors in the period.

The largest contributor was Vail Resorts, Inc., an operator of ski resorts across the U.S. and Australia. The purchase of Park City resort in Utah and the Perisher resort in Australia provided Vail with enhanced diversification and scale that helped improve margins and facilitated cross marketing among its locations. These improvements led to stronger season pass sales and increased earnings and cash flow, which the company used to increase its dividend and repurchase shares.

The largest detractor was Hyatt Hotels Corp., a global hotelier. Shares decreased as decelerating revenue per available room suggested that the current lodging cycle may be coming to an end. Concerns that Airbnb was taking market share and affecting pricing power and that the smaller Hyatt would have trouble competing with a behemoth in the Marriott/Starwood merger also contributed to negative sentiment. However, Hyatt continues to generate strong cash flow and is using it to buy back much of its stock.

We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	December 31, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
					Since
					Inception
	One	Three	Five	Ten	(May 31,
	Year	Years	Years	Years	1996)

Baron Focused Growth Fund —- Retail Shares[1,2,3]	(2.42)%	7.88%	7.49%	7.89%	10.75%
Baron Focused Growth Fund —- Institutional Shares[1,2,3,4]	(2.12)%	8.17%	7.77%	8.06%	10.84%
Russell 2500 Growth Index[1]	(0.19)%	14.54%	11.43%	8.49%	7.18%
S&P 500 Index[1]	1.38%	15.13%	12.57%	7.31%	7.86%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell 2500™ Growth Index measures the performance of small to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2015 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2015
Percent of
Net Assets

Tesla Motors, Inc.	10.7%

Vail Resorts, Inc.	9.5%

CoStar Group, Inc.	8.4%

Hyatt Hotels Corp.	7.3%

FactSet Research Systems, Inc.	6.6%

Manchester United plc	5.3%

Benefitfocus, Inc.	4.5%

ITC Holdings Corp.	4.3%

Choice Hotels International, Inc.	4.1%

Arch Capital Group Ltd.	3.8%

64.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2015†
(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
For year ended December 31, 2015, Baron Focused Growth Fund[1] declined 2.42%, underperforming the Russell 2500 Growth Index, which declined 0.19%.

Since its inception on May 31, 1996, through December 31, 2015, the Fund has outperformed the Russell 2500 Growth Index, gaining an annualized 10.75%,* compared to an annualized 7.18% for its index.
Baron Focused Growth Fund invests in a non-diversified portfolio of small and mid-sized growth companies that we believe are well capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

Many sectors and capitalization ranges experienced significant volatility in 2015, in reaction to geopolitical events, global monetary policies, sagging oil and commodity prices, and a strengthening U.S. dollar. For the first seven and a half months of 2015, the markets generally increased. In late August, and again in late September, however, stocks plunged sharply, largely as a reaction to the collapse of China’s A-shares stock market and concerns around a slowing Chinese economy. In October, the markets again reversed course, boosted by signals from central banks that they would extend the global trend of easy monetary policy. Toward the end of the year, the Fed raised interest rates for the first time since 2006. After an initial rally, the markets sold off over concerns about the implications of Fed tightening in the face of lingering concerns around employment trends, soft commodity prices, slowing overseas growth, and weakness in corporate earnings.

At the sector level, the Fund’s investments in Information Technology and Materials were the largest contributors to performance. Industrials, Financials, and Health Care were the biggest sector detractors.

The largest contributor was Vail Resorts, Inc., an operator of ski resorts across the U.S. and Australia. The purchase of Park City resort in Utah and the Perisher resort in Australia provided Vail with enhanced diversification and scale that helped improve margins and facilitated cross marketing among its locations. These improvements led to stronger season pass sales and increased earnings and cash flow, which the company used to increase its dividend and repurchase shares.

The largest detractor was Hyatt Hotels Corp., a global hotelier. Shares decreased as decelerating revenue per available room suggested that the current lodging cycle may be coming to an end. Concerns that Airbnb was taking market share and affecting pricing power and that the smaller Hyatt would have trouble competing with a behemoth in the Marriott/Starwood merger also contributed to negative sentiment. However, Hyatt continues to generate strong cash flow and is using it to buy back much of its stock.

We expect to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.
[1]	Performance information reflects results of the Retail Shares.
*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	December 31, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
				Since
				Inception
	One	Three	Five	(December 31,
	Year	Years	Years	2008)

Baron International Growth Fund —- Retail Shares[1,2]	1.23%	6.34%	3.45%	11.40%
Baron International Growth Fund —- Institutional Shares[1,2,3]	1.48%	6.60%	3.72%	11.68%
MSCI ACWI ex USA IMI Growth Index[1]	(0.26)%	3.96%	2.27%	8.99%
MSCI ACWI ex USA Index[1]	(5.66)%	1.50%	1.06%	7.48%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI ex USA indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI ACWI ex USA IMI Growth Index Net USD measures the performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2015 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2015
Percent of
Net Assets

Constellation Software, Inc.	3.4%

Domino’s Pizza Enterprises Ltd.	3.2%

Aena SA	2.7%

Eurofins Scientific SE	2.7%

ProSiebenSat.1 Media AG	2.6%

Check Point Software Technologies Ltd.	2.5%

Ryanair Holdings plc	2.3%

Arch Capital Group Ltd.	2.1%

Abcam plc	2.0%

Julius Baer Group Ltd.	2.0%

25.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2015, Baron International Growth Fund[1] gained 1.23%, outperforming the MSCI ACWI ex USA IMI Growth Index, which lost 0.26%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size.

2015 was a volatile year for international markets. Stocks were buffeted by numerous macro events, including the bursting of the China A- shares market bubble, concerns over slowing growth in China, that government’s devaluation of its currency, continued low oil and commodity prices, and increasing Middle East hostilities. Stocks rallied in late fall, but toward the end of the year, the U.S. Federal Reserve signaled the start of a rate hike cycle, which seemed to act as an immediate financial tightening and stunted the rally. An increase in terrorism and Middle East tensions exacerbated the late year rise in risk premium, leading international equities to end the year virtually flat.

On a sector basis, the largest contributors to performance were Information Technology, Industrials, and Health Care. Energy, Utilities, and Telecommunication Services were the largest detractors. On a country basis, the largest contributors to performance were the U.K., Australia, and China. Top detractors included Brazil, and to a lesser extent, Norway and the United States.

The largest contributor was Domino’s Pizza Enterprises Ltd., the largest master franchise of Domino’s Pizza. It operates in Australia/New Zealand, select European countries and Japan. The share price has performed well during 2015 as the company has executed exceptionally well in its home market of Australia/New Zealand, its turnaround markets in Europe and its new market of Japan. Additionally, the company announced entry into Germany, which we believe has the potential to be an additional growth engine for the long term.

The largest detractor was TerraForm Global, Inc., a divided growth-oriented yield company (yieldco) that owns renewable power assets in emerging markets. The stock fell as the cost of capital for yieldcos increased, which caused concerns regarding the company’s growth prospects. In addition, parent company SunEdison changed TerraForm Global’s management and board to better align the companies, which raised governance concerns.

For the year ahead, we expect further volatility. The silver lining is that much of the developed world continues to exhibit reasonable economic growth and momentum while much damage has already been done in the emerging and commodity-sensitive markets. To us, the key question is whether the current tightening of financial conditions triggers an international credit event or enough RMB (Chinese currency) depreciation to suggest global contagion and the risk of recession. Should this occur, we believe associated volatility would likely force the Fed to reverse course, with the most likely result an abrupt and sustainable market recovery. While we remain comfortable that our positioning is well aligned given the existing environment, we believe substantial investment opportunities lie ahead and are identifying specific candidates as well as a strategy to take advantage.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND† (RETAIL SHARES) IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
				Since
				Inception
	One	Three	Five	(December 31,
	Year	Years	Years	2009)

Baron Real Estate Fund —- Retail Shares[1,2]	(4.65)%	12.23%	15.19%	17.02%
Baron Real Estate Fund —- Institutional Shares[1,2]	(4.42)%	12.52%	15.48%	17.31%
MSCI USA IMI Extended Real Estate Index[1]	2.27%	12.31%	11.95%	14.00%
S&P 500 Index[1]	1.38%	15.13%	12.57%	12.98%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2015 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2015
Percent of
Net Assets

CBRE Group, Inc.	4.9%

Jones Lang LaSalle, Inc.	4.6%

Hilton Worldwide Holdings, Inc.	4.5%

Norwegian Cruise Line Holdings, Ltd.	4.2%

Equinix, Inc.	4.1%

MGM Resorts International	4.1%

Mohawk Industries, Inc.	3.4%

Simon Property Group, Inc.	3.0%

Royal Caribbean Cruises Ltd.	2.8%

Home Depot, Inc.	2.7%

38.3%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2015, Baron Real Estate Fund[1] declined 4.65%, underperforming the MSCI USA IMI Extended Real Estate Index, which gained 2.27%. Since its inception on December 31, 2009 through December 31, 2015, the Fund has outperformed its index, generating an annualized return of 17.02%, compared with an annualized return of 14.00% for the index.

Baron Real Estate Fund is a non-diversified fund that invests broadly in U.S. and non-U.S. real estate and real estate-related companies of all sizes. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies.

Despite the Fund’s strong overall performance for the six years since inception, we are disappointed with its performance for 2015, in which we made a few key investment mistakes (particularly in our senior housing and hotel investments). We have spent considerable time reviewing 2015, documenting “lessons learned,” and believe we are well positioned to avoid these missteps in the future.

Our investments in REITs, building products/services, and data centers contributed the most to returns in the year. Senior housing operators & health care facilities, hotels & leisure, and tower operators & wireless telecommunication services were the largest detractors.

The top contributor was Equinix Inc., a carrier-neutral data center and Internet exchange provider. Shares contributed as Equinix completed its REIT transformation, reduced its cost of capital and bid for a large European competitor and a smaller Japanese one. We expect both deals will create significant shareholder value over time.

The top detractor was Brookdale Senior Living, Inc. Shares in the nation’s largest senior housing provider declined sharply in 2015, driven down by a highly disruptive integration with Emeritus and several guidance cuts. Investors waiting for a real estate unlocking transaction have largely exited the stock. We sold the stock.

While the near-term outlook for real estate is a bit more cautious than a few years ago, we maintain a favorable bias because we believe the positive considerations outweigh the negative ones. Absent a recession, our sense is that business prospects for many categories of real estate will remain positive.

We believe the factors that have fueled the real estate recovery largely remain in place. Demand continues to outstrip supply in many markets, most balances sheets are in solid shape, and credit remains available at low interest rates.

At the same time, our antenna remains up. We continue to monitor factors that directly impact real estate, such as construction activity, demand prospects, lending practices, interest rates and credit spreads, bank liquidity and valuations, as well a macro considerations such as oil prices, the strength of the U.S. dollar, and the strength of the global economy.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND† (RETAIL SHARES) IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
			Five Years and
			Since Inception
	One	Three	(December 31,
	Year	Years	2010)

Baron Emerging Markets Fund —- Retail Shares[1,2]	(11.16)%	1.78%	1.43%
Baron Emerging Markets Fund —- Institutional Shares[1,2]	(10.97)%	2.04%	1.68%
MSCI EM IMI Growth Index[1]	(10.51)%	(3.65)%	(2.90)%
MSCI EM IMI Index[1]	(13.86)%	(6.12)%	(4.59)%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization indexes. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

December 31, 2015 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2015
Percent of
Net Assets

Samsung Electronics Co., Ltd.	2.3%

Sinopharm Group Co. Ltd.	2.0%

TAL Education Group	2.0%

LG Household & Health Care Ltd.	2.0%

Ctrip.com International, Ltd.	1.8%

Shenzhou International Group Holdings Ltd.	1.8%

Divi’s Laboratories Ltd.	1.7%

Taiwan Semiconductor Manufacturing Company Ltd.	1.7%

Fomento Económico Mexicano, S.A.B. de C.V.	1.6%

Alibaba Group Holding Limited	1.6%

18.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2015, Baron Emerging Markets Fund[1] lost 11.16%, underperforming the MSCI EM IMI Growth Index, which lost 10.51%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable.

2015 was a volatile year for emerging markets. Stocks were buffeted by numerous macro events, including the bursting of the China A- shares market bubble, concerns over slowing growth in China, that government’s devaluation of its currency, continued low oil and commodity prices, and increasing Middle East hostilities. Stocks rallied in late fall, but toward the end of the year, the U.S. Federal Reserve signaled the start of a rate hike cycle, which seemed to act as an immediate financial tightening and stunted the rally. An increase in terrorism and rising Middle East tensions exacerbated the late year rise in risk premium, leading emerging market equities to fade into year end.

On a regional basis, investments in India and Mexico contributed to performance in a period when most emerging market countries suffered double-digit declines. The primary detractors were investments in Brazil. Investments in South Africa and the U.S. also hurt performance to a lesser extent.

On a sector basis, holdings in Health Care and Consumer Staples contributed to performance. The Financials, Industrials and Telecommunication Services sectors were the largest detractors.

The largest contributor was TAL Education Group. The stock price of this leading educational services provider in China reacted favorably as growth and profitability exceeded analyst expectations, and successful expansion in new cities helped confirm the company’s longer-term growth potential.

TerraForm Global, Inc. is a divided growth-oriented yield company (yieldco) that owns renewable power assets in emerging markets. The stock price fell as the cost of capital for yieldcos increased, which caused concerns regarding the company’s ability to grow. In addition, parent company SunEdison changed TerraForm Global’s management and board to better align the companies, which raised governance concerns. We continue to hold TerraForm Global as it is currently trading below book value.

For the year ahead, we expect further volatility. The silver lining is that we believe we are in the advanced stages of a bear market in the emerging markets, where much of the damage has already been done. To us, the key question is whether the current tightening of financial conditions triggers an international credit event or enough RMB (Chinese currency) depreciation to suggest global contagion and the risk of recession. Should this occur, we believe associated volatility would likely force the Fed to reverse course, with the most likely result an abrupt and sustainable market recovery. While we remain comfortable that our positioning is well aligned given the existing environment, we believe substantial investment opportunities lie ahead and are identifying specific candidates as well as a strategy to take advantage.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	December 31, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND† (RETAIL SHARES) IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
			Since Inception
	One	Three	(December 31,
	Year	Years	2011)

Baron Energy and Resources Fund —- Retail Shares[1,2]	(31.88)%	(9.36)%	(8.38)%
Baron Energy and Resources Fund —- Institutional Shares[1,2]	(31.73)%	(9.16)%	(8.19)%
S&P North American Natural Resources Sector Index[1]	(24.28)%	(7.32)%	(5.03)%
S&P 500 Index[1]	1.38%	15.13%	15.35%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The S&P North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2015 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2015
Percent of
Net Assets

Parsley Energy, Inc.	5.7%

Concho Resources, Inc.	5.7%

RSP Permian, Inc.	4.7%

Newfield Exploration Co.	4.6%

Noble Energy, Inc.	3.6%

Flotek Industries, Inc.	3.6%

Marathon Petroleum Corp.	3.5%

Halliburton Co.	3.4%

Valero Energy Corporation	3.4%

Energy Transfer Equity, L.P.	3.4%

41.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2015†
(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2015, Baron Energy and Resources Fund[1] declined 31.88%, underperforming the S&P North American Natural Resources Sector Index, which lost 24.28%.

The Fund is a non-diversified fund that invests primarily in energy and resources companies and related companies of any market capitalization, including master limited partnerships (MLPs). The Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well managed and appropriately financed, and have significant long-term growth prospects and competitive advantages.
The current environment is the worst that we have experienced in over 25 years of investing in energy and resources-related companies. Commodity prices across the spectrum from oil to iron ore have been pummeled, producer cash flows have shrunk dramatically, investment is plummeting, and balance sheets have become increasingly stretched. During 2015, the average U.S. oil price fell by 47% and the average U.S. natural gas price fell by 40%. The impact on oil and gas producer cash flows and capital spending has been sharply negative, leading to a dramatic decline in capital spending oriented toward finding, developing, and producing oil and gas in the U.S. and around the world.

Toward the end of the year, we restructured the portfolio to reflect our increasing concern regarding the near-term outlook for additional downward pressure on oil & natural gas prices. This restructuring entailed 1) shrinking the number of positions from about 50 to the mid-30s, 2) locking in tax losses to create a tax asset that could be used to offset future gains over the next several years, 3) high-grading our holdings in terms of their balance sheet strength in order to survive a lower-for-longer commodity price environment, and 4) holding a larger-than-normal amount of cash as we ride out the storm to give us more flexibility to be opportunistic.

The Fund’s investments in the automobile manufacturers, electrical components & equipment, and oil & gas refining & marketing sub-industries contributed to performance. The oil & gas exploration & production, oil & gas storage & production, and oil & gas equipment & services sub-industries detracted the most during the year.

Parsley Energy, Inc. was the largest contributor. Parsley is an oil exploration and production company focused on the Permian Basin in West Texas. Parsley has a strong balance sheet and a superior acreage footprint in the most prolific part of the play that generates some of the highest rates of return in the U.S. Parsley has grown rapidly in the last several years, and we think it will continue to deliver peer leading performance. We believe no other E&P company of its size is in a position to deliver comparable growth and returns in 2016 in the current price environment.

SunEdison, Inc., the world’s largest renewable energy developer, detracted the most from performance. Shares declined during 2015 as investors began to question the business model after the cost of capital for yieldcos, of which SunEdison has two, began to rise. Management’s executed on deals without the ability to raise capital to fund them at attractive levels also raised concerns regarding its liquidity position. We sold our position.

The near-term environment is as challenging as any we have seen in the past 25-plus years and things can clearly get worse before they get better. However, energy is a cyclical business and the seeds for the next upcycle have already been planted and should begin to sprout this year. We are confident that we are in a good position to take advantage of the opportunities that are in front of us.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)
IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2015
			Since
	One	Three	Inception
	Year	Years	(April 30, 2012)

Baron Global Advantage Fund —- Retail Shares[1,2]	(1.72)%	10.27%	9.52%
Baron Global Advantage Fund —- Institutional Shares[1,2]	(1.51)%	10.52%	9.75%
MSCI ACWI Growth Index Net[1]	1.55%	9.66%	8.86%
MSCI ACWI Index Net[1]	(2.36)%	7.69%	7.67%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2015 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2015
Percent of
Net Assets

Amazon.com, Inc.	9.1%

Alphabet Inc.	8.7%

Facebook, Inc.	6.7%

TAL Education Group	6.2%

JUST EAT plc	4.6%

Alibaba Group Holding Limited	3.9%

Naspers Limited	3.8%

Constellation Software, Inc.	3.4%

Sarana Menara Nusantara Tbk PT	3.3%

Worldpay Group plc	3.3%

53.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2015†
(as a percentage of net assets)

MANAGEMENT’s DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2015, Baron Global Advantage Fund[1] lost 1.72%, underperforming the MSCI ACWI Growth Index, which rose 1.55%.

Baron Global Advantage Fund is a diversified fund that invests primarily in growth companies of any size located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well-managed, and have sustainable competitive advantages.

2015 was characterized by significant volatility, with major dislocation in the Energy sector, unyielding concerns about the economic slowdown in China exacerbated by the devaluation of the Yuan, and continued weakness in the emerging markets. The stark disparity in price performance between the leaders and the laggards made for a difficult investing environment. We try hard to focus on company fundamentals, identify the drivers of change, determine if they are real, and ignore the noise. With the wild gyrations in the values of our investments over very short periods of time, it has become increasingly challenging to distinguish between the two.

On a sector basis, the Fund’s investments in Consumer Discretionary contributed to performance. Utilities, Energy and Telecommunication Services detracted. From a country perspective, holdings in China, the U.K. and Canada were top contributors. Investments in the U.S., Brazil, Indonesia and India were the biggest detractors.

Amazon.com, Inc. was the biggest contributor in 2015, as the stock rose on strong financial results. Enhanced financial disclosures demonstrated that Amazon Web Services (AWS) was more profitable than investors anticipated. Rapid growth in the retail and AWS businesses boosted confidence in Amazon’s growth plans. With e-commerce comprising just 10% of global retail sales, we believe the shift to online retailing represents a multi-year growth opportunity. We also believe that, over time, the nascent AWS cloud computing opportunity will account for the majority of Amazon’s value.

The largest detractor from performance was SunEdison, Inc., the world’s largest renewable energy developer. Shares declined sharply during 2015 as investors began to question the business model after the cost of capital for yieldcos, of which SunEdison has two, began to rise. Management’s executed on deals without the ability to raise capital to fund them at attractive levels also raised concerns regarding its liquidity position. We sold our position.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each individual investment. We continue to focus on identifying and investing in unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of the companies in which we are invested and continue to search for new ideas and investments.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2015

STATEMENT OF NET ASSETS

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (129.48%)

Consumer Discretionary (43.01%)
	Apparel, Accessories & Luxury
	Goods (0.42%)
100,000	Under Armour, Inc., Cl A1	$8,215,795	$8,061,000

	Automobile
	Manufacturers (12.94%)
1,025,000	Tesla Motors, Inc.[1]	223,491,414	246,010,250

	Automotive Retail (5.54%)
1,950,000	CarMax, Inc.[1]	71,153,669	105,241,500

	Hotels, Resorts & Cruise
	Lines (7.36%)
2,600,000	Hyatt Hotels Corp., Cl A1	72,054,423	122,252,000
300,000	Norwegian Cruise Line
	Holdings Ltd.[1,2]	13,713,389	17,580,000

		85,767,812	139,832,000
	Internet Retail (2.47%)
20,357,182	AO World plc (United Kingdom)[1,2]	43,575,320	46,846,481

	Leisure Facilities (6.23%)
925,800	Vail Resorts, Inc.	27,801,851	118,493,142

	Movies & Entertainment (5.04%)
5,374,321	Manchester United plc, Cl A2	91,547,645	95,716,657

	Restaurants (0.41%)
40,000	Panera Bread Co., Cl A1	6,855,645	7,791,200

	Specialty Stores (2.60%)
1,400,000	Dick’s Sporting Goods, Inc.	26,087,823	49,490,000

Total Consumer Discretionary		584,496,974	817,482,230

Financials (29.28%)
	Asset Management &
	Custody Banks (2.71%)
3,300,000	The Carlyle Group	87,855,884	51,546,000

	Investment Banking &
	Brokerage (6.62%)
3,825,000	The Charles Schwab Corp.	49,868,095	125,957,250

	Office REITs (1.29%)
785,000	Douglas Emmett, Inc.	23,584,369	24,476,300

	Property & Casualty
	Insurance (8.81%)
2,400,000	Arch Capital Group Ltd.[1,2]	31,929,993	167,400,000

	Specialized Finance (6.63%)
775,000	FactSet Research Systems, Inc.	50,806,618	125,991,750

	Specialized REITs (3.22%)
2,200,000	Gaming and Leisure Properties, Inc.	71,552,343	61,160,000

Total Financials		315,597,302	556,531,300

Health Care (11.31%)
	Health Care Equipment (4.03%)
1,050,000	IDEXX Laboratories, Inc.[1]	45,812,786	76,566,000

	Health Care Technology (2.23%)
2,500,000	Inovalon Holdings, Inc., CI A1	67,944,323	42,500,000

	Life Sciences Tools &
	Services (5.05%)
500,000	Illumina, Inc.[1]	63,840,699	95,972,500

Total Health Care		177,597,808	215,038,500

Shares		Cost	Value

Common Stocks (continued)

Industrials (15.02%)
	Industrial Machinery (1.14%)
200,000	The Middleby Corp.[1]	$15,278,471	$21,574,000

	Research & Consulting
	Services (5.86%)
1,450,000	Verisk Analytics, Inc.[1]	39,366,384	111,476,000

	Trading Companies &
	Distributors (8.02%)
2,418,400	Air Lease Corp.	77,411,281	80,968,032
1,750,000	Fastenal Co.	30,618,161	71,435,000

		108,029,442	152,403,032

Total Industrials		162,674,297	285,453,032

Information Technology (22.59%)
	Application Software (3.56%)
1,600,000	Mobileye N.V.[1,2]	68,055,917	67,648,000

	Internet Software &
	Services (15.94%)
321,405	Benefitfocus, Inc.[1]	11,922,714	11,695,928
1,100,000	CoStar Group, Inc.[1]	112,737,431	227,359,000
1,281,350	Zillow Group, Inc., Cl A1	34,585,938	33,366,354
1,300,000	Zillow Group, Inc., Cl C1	36,094,223	30,524,000

		195,340,306	302,945,282
	IT Consulting & Other
	Services (3.09%)
649,000	Gartner, Inc.[1]	41,264,138	58,864,300

Total Information Technology		304,660,361	429,457,582

Utilities (8.27%)
	Electric Utilities (7.90%)
3,827,500	ITC Holdings Corp.	38,093,597	150,229,375

	Renewable Electricity (0.37%)
1,333,333	TerraForm Global, Inc., Cl A3,5	20,000,000	7,013,332

Total Utilities		58,093,597	157,242,707

Total Common Stocks		1,603,120,339	2,461,205,351

Private Equity Investments (0.34%)

Financials (0.34%)
	Asset Management &
	Custody Banks (0.34%)
7,579,130	Windy City Investments
	Holdings, L.L.C.[1,3,4,6]	1,832,926	6,442,261

16	See Notes to Financial Statements.

December 31, 2015	Baron Partners Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2015

Principal Amount		Cost	Value

Short Term Investments (0.01%)

$141,285	Repurchase Agreement
	with Fixed Income
	Clearing Corp., dated
	12/31/2015, 0.03% due
	1/4/2016; Proceeds at
	maturity - $141,286;
	(Fully collateralized by
	$100,000 U.S. Treasury
	Bond, 7.625% due
	2/15/2025; Market
	value - $147,625)[5]	$141,285	$141,285

Total Investments (129.83%)		$1,605,094,550	2,467,788,897

Liabilities Less Cash and Other Assets (-29.83%)			(566,995,843)

Net Assets			$1,900,793,054

Retail Shares (Equivalent to $35.62 per share
based on 31,091,294 shares outstanding)			$1,107,480,559

Institutional Shares (Equivalent to $36.15 per share
based on 21,946,557 shares outstanding)			$793,312,495

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At December 31, 2015, the market value of restricted and fair valued securities amounted to $13,455,593 or 0.71% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub- industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron Focused Growth Fund	December 31, 2015

STATEMENT OF NET ASSETS

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (89.48%)

Consumer Discretionary (38.53%)
	Automobile Manufacturers (10.69%)
82,000	Tesla Motors, Inc.[1]	$19,145,973	$19,680,820

	Hotels, Resorts & Cruise
	Lines (11.42%)
150,000	Choice Hotels International, Inc.	5,080,138	7,561,500
286,703	Hyatt Hotels Corp., Cl A1	10,279,766	13,480,775

		15,359,904	21,042,275
	Leisure Facilities (9.47%)
136,230	Vail Resorts, Inc.	8,272,836	17,436,078

	Movies & Entertainment (5.32%)
550,000	Manchester United plc, Cl A2	8,719,507	9,795,500

	Specialty Stores (1.63%)
85,000	Dick’s Sporting Goods, Inc.	1,375,455	3,004,750

Total Consumer Discretionary		52,873,675	70,959,423

Consumer Staples (2.30%)
	Household Products (2.30%)
50,000	Church & Dwight Co., Inc.	1,274,171	4,244,000

Financials (17.00%)
	Asset Management &
	Custody Banks (5.86%)
260,000	The Carlyle Group	6,556,081	4,061,200
200,000	Financial Engines, Inc.	6,804,436	6,734,000

		13,360,517	10,795,200
	Investment Banking &
	Brokerage (0.73%)
59,500	Virtu Financial, Inc., Cl A	1,130,500	1,347,080

	Property & Casualty
	Insurance (3.79%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,055	6,975,000

	Specialized Finance (6.62%)
75,000	FactSet Research Systems, Inc.	5,828,282	12,192,750

Total Financials		22,119,354	31,310,030

Health Care (2.58%)
	Health Care Technology (2.58%)
280,000	Inovalon Holdings, Inc., CI A1	5,394,884	4,760,000

Industrials (8.62%)
	Building Products (3.06%)
130,000	CaesarStone Sdot-Yam Ltd.[1,2]	5,831,418	5,634,200

	Research & Consulting
	Services (3.34%)
80,000	Verisk Analytics, Inc.[1]	2,262,317	6,150,400

	Trading Companies &
	Distributors (2.22%)
100,000	Fastenal Co.	2,169,715	4,082,000

Total Industrials		10,263,450	15,866,600

Shares		Cost	Value

Common Stocks (continued)

Information Technology (16.19%)

	Application Software (3.33%)
101,870	Guidewire Software, Inc.[1]	$4,816,692	$6,128,499

	Internet Software &
	Services (12.86%)
225,000	Benefitfocus, Inc.[1]	5,980,202	8,187,750
75,000	CoStar Group, Inc.[1]	13,824,622	15,501,750

		19,804,824	23,689,500

Total Information Technology		24,621,516	29,817,999

Utilities (4.26%)
	Electric Utilities (4.26%)
200,000	ITC Holdings Corp.	4,273,076	7,850,000

Total Common Stocks		120,820,126	164,808,052

Preferred Stocks (3.75%)

Telecommunication Services (3.75%)
	Alternative Carriers (3.75%)
22,300	Iridium Communications,
	Inc., Series B, 6.75%[3]	5,814,082	6,892,707

Principal Amount

Short Term Investments (7.53%)

$13,876,643	Repurchase Agreement
	with Fixed Income
	Clearing Corp., dated
	12/31/2015, 0.03% due
	1/4/2016; Proceeds at
	maturity - $13,876,689;
	(Fully collateralized by
	$13,845,000 U.S.
	Treasury Note, 2.50%
	due 5/15/2024; Market
	value - $14,156,513)[3]	13,876,643	13,876,643

Total Investments (100.76%)		$140,510,851	185,577,402

Liabilities Less Cash and
Other Assets (-0.76%)			(1,394,478)

Net Assets			$184,182,924

Retail Shares (Equivalent to $13.09 per share
based on 3,342,339 shares outstanding)			$43,740,641

Institutional Shares (Equivalent to $13.25 per share
based on 10,601,629 shares outstanding)			$140,442,283

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

18	See Notes to Financial Statements.

December 31, 2015	Baron International Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (96.04%)

Australia (4.26%)
75,169	Domino’s Pizza Enterprises Ltd.	$1,019,935	$3,163,294
110,000	Newcrest Mining Ltd.[1]	1,196,025	1,039,636

Total Australia		2,215,960	4,202,930

Brazil (2.06%)
325,000	BM&FBOVESPA SA3	1,078,357	888,639
55,000	Smiles SA 3	597,426	481,983
85,000	TOTVS SA 3	703,494	664,788

Total Brazil		2,379,277	2,035,410

Canada (4.59%)
8,000	Constellation Software, Inc.	1,357,302	3,335,289
46,000	Suncor Energy, Inc.	1,633,185	1,186,800

Total Canada		2,990,487	4,522,089

China (10.51%)
15,000	Alibaba Group Holding Limited, ADR[1]	1,214,982	1,219,050
1,000,000	China Telecom Corp. Ltd., Cl H	613,993	469,674
32,000	Ctrip.com International Ltd., ADR[1]	1,192,683	1,482,560
425,771	Haitong Securities Co., Ltd., Cl H	653,845	752,648
2,801,700	Kingdee International Software
	Group Co. Ltd.	468,933	1,286,966
16,000	Qihoo 360 Technology Co. Ltd., ADR[1]	1,009,642	1,164,960
120,000	SouFun Holdings Ltd., ADR	1,007,965	886,800
35,000	TAL Education Group, ADR[1]	1,101,101	1,626,450
75,000	Tencent Holdings Ltd.	368,377	1,477,733

Total China		7,631,521	10,366,841

France (4.26%)
7,500	Eurofins Scientific SE	803,358	2,623,278
12,500	Ingenico Group SA	199,911	1,582,580

Total France		1,003,269	4,205,858

Germany (9.41%)
34,000	Brenntag AG3	1,738,953	1,771,663
22,000	Fresenius Medical Care Ag & Co.[3]	1,852,956	1,848,760
50,066	ProSiebenSat.1 MediaAG[3]	2,236,247	2,525,895
110,100	RIB Software AG3	700,405	1,341,943
27,000	Symrise AG3	419,599	1,787,357

Total Germany		6,948,160	9,275,618

India (2.39%)
493,598	Dish TV India Ltd.[1]	502,643	757,674
90,000	SKS Microfinance Ltd.[1]	659,983	678,916
140,000	Zee Entertainment Enterprises Ltd.	719,129	925,309

Total India		1,881,755	2,361,899

Indonesia (2.10%)
849,373	Matahari Department Store Tbk PT3	1,064,961	1,075,250
1,250,000	Sarana Menara Nusantara Tbk PT1,3	260,297	429,861
1,347,368	Tower Bersama Infrastructure Tbk PT1,3	582,701	569,960

Total Indonesia		1,907,959	2,075,071

Shares		Cost	Value

Common Stocks (continued)

Ireland (2.31%)
26,325	Ryanair Holdings plc, ADR	$986,106	$2,276,060

Israel (5.47%)
30,000	Check Point Software Technologies Ltd.[1]	1,632,858	2,441,400
42,000	Mellanox Technologies Ltd.[1]	1,683,039	1,769,880
28,000	Mobileye N.V.[1]	1,326,743	1,183,840

Total Israel		4,642,640	5,395,120

Italy (2.36%)
40,000	Azimut Holding SpA[3]	958,684	994,247
400,000	Intesa Sanpaolo SpA[3]	1,403,008	1,328,400

Total Italy		2,361,692	2,322,647

Japan (12.20%)
40,000	Bridgestone Corp.[3]	984,974	1,372,056
250,000	Daiwa Securities Group, Inc.[3]	2,059,579	1,528,423
7,700	FANUC Corp.[3]	715,566	1,326,632
60,000	Mitsui Fudosan Co. Ltd.[3]	1,416,039	1,505,872
60,000	MonotaRO Co. Ltd.[3]	673,509	1,660,180
150,000	Rakuten, Inc.[3]	2,017,843	1,727,663
22,000	SoftBank Group Corp.[3]	739,574	1,110,349
475,400	Sumitomo Mitsui Trust Holdings, Inc.[3]	2,031,540	1,800,497

Total Japan		10,638,624	12,031,672

Mexico (0.84%)
150,000	Grupo Financiero Banorte S.A.B.
	de C.V., Cl O	839,950	825,089

Norway (0.51%)
32,000	Golar LNG Ltd.	1,005,759	505,280

South Africa (1.20%)
227,622	Steinhoff International Holdings N.V.
	(formerly, Steinhoff International
	Holdings Ltd.)	1,052,624	1,182,420

Spain (5.12%)
23,000	Aena SA, 144A1	2,156,543	2,634,499
35,000	Grifols SA, ADR	555,989	1,134,000
37,105	Industria de Diseño Textil SA	1,067,201	1,277,863

Total Spain		3,779,733	5,046,362

Switzerland (1.97%)
40,067	Julius Baer Group Ltd.[3]	1,399,262	1,938,327

United Kingdom (19.69%)
203,000	Abcam plc	1,384,255	1,990,096
425,214	AO World plc[1]	1,399,942	978,514
100,000	Domino’s Pizza Group plc	904,175	1,550,858
60,200	easyJet plc	1,373,403	1,544,195
95,000	EMIS Group plc	1,395,612	1,593,758

See Notes to Financial Statements.	19

Baron International Growth Fund	December 31, 2015

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (continued)

United Kingdom (continued)
70,000	Experian plc	$718,046	$1,239,360
115,300	Inchcape plc	1,062,155	1,334,306
40,600	Intertek Group plc	1,248,372	1,662,105
210,159	JUST EAT plc[1]	926,837	1,529,564
150,000	Lancashire Holdings Ltd.	1,484,033	1,388,696
1,281,886	Lekoil Ltd.[1]	478,064	351,967
80,000	Nomad Food Limited[1]	812,700	944,000
240,600	William Hill plc	1,394,337	1,404,582
419,000	Worldpay Group plc, 144A1	1,544,879	1,898,161

Total United Kingdom		16,126,810	19,410,162

United States (4.79%)
23,000	Agilent Technologies, Inc.	417,740	961,630
30,000	Arch Capital Group Ltd.[1]	1,149,524	2,092,500
17,000	lululemon athletica, Inc.[1]	1,050,116	891,990
131,228	TerraForm Global, Inc., Cl A2,3	1,900,000	690,259
15,000	TerraForm Global, Inc., Cl A	68,107	83,850

Total United States		4,585,487	4,720,229

Total Common Stocks		74,377,075	94,699,084

Principal Amount		Cost	Value

Short Term Investments (4.01%)

$3,949,806	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 12/31/2015, 0.03% due
	1/4/2016; Proceeds at maturity -
	$3,949,819; (Fully collateralized by
	$3,945,000 U.S. Treasury Note,
	2.50% due 5/15/2024 Market
	value - $4,033,763)[3]	$3,949,806	$3,949,806

Total Investments (100.05%)		$78,326,881	98,648,890

Liabilities Less Cash and Other Assets (-0.05%)			(50,945)

Net Assets			$98,597,945

Retail Shares (Equivalent to $18.05 per share
based on 2,486,454 shares outstanding)			$44,882,418

Institutional Shares (Equivalent to $18.17 per share
based on 2,956,335 shares outstanding)			$53,715,527

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]
At December 31, 2015, the market value of restricted and fair valued securities amounted to $690,259 or 0.70% of net assets. This security is not deemed liquid.
See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At December 31, 2015, the market value of Rule 144A securities amounted to $4,532,660 or 4.60% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of December 31, 2015	Net Assets

Consumer Discretionary	24.1%
Information Technology	22.1
Financials	15.9
Industrials	14.3
Health Care	10.3
Materials	2.9
Telecommunication Services	2.6
Energy	2.1
Consumer Staples	0.9
Utilities	0.8
Cash and Cash Equivalents*	4.0

100.0%

*	Includes short term investments.

20	See Notes to Financial Statements.

December 31, 2015	Baron Real Estate Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (97.64%)

Consumer Discretionary (35.73%)
	Casinos & Gaming (4.12%)
3,228,950	MGM Resorts International[1]	$66,233,236	$73,361,744

	Home Furnishings (3.40%)
320,507	Mohawk Industries, Inc.[1]	46,387,172	60,700,820

	Home Improvement Retail (4.85%)
362,507	Home Depot, Inc.	28,715,856	47,941,551
505,550	Lowe’s Companies, Inc.	23,225,213	38,442,022

		51,941,069	86,383,573
	Homebuilding (2.47%)
1,320,800	Toll Brothers, Inc.[1]	45,772,826	43,982,640

	Hotels, Resorts & Cruise
	Lines (19.16%)
1,148,296	Diamond Resorts International, Inc.[1]	16,717,521	29,293,031
3,773,000	Hilton Worldwide Holdings, Inc.	97,249,957	80,742,200
756,244	Hyatt Hotels Corp., Cl A1	31,583,176	35,558,593
1,274,000	Norwegian Cruise Line Holdings Ltd.[1,2]	47,779,620	74,656,400
492,600	Royal Caribbean Cruises Ltd.[2]	42,977,855	49,856,046
370,050	Starwood Hotels &
	Resorts Worldwide, Inc.	22,318,653	25,637,064
627,400	Wyndham Worldwide Corp.	38,793,570	45,580,610

		297,420,352	341,323,944
	Leisure Facilities (1.73%)
1,686,555	ClubCorp Holdings, Inc.	35,559,681	30,813,360

Total Consumer Discretionary		543,314,336	636,566,081

Financials (45.24%)
	Diversified Real Estate
	Activities (2.05%)
1,156,650	Brookfield Asset
	Management, Inc., Cl A2	34,282,820	36,469,175

	Office REITs (6.44%)
345,650	Boston Properties, Inc.	44,722,317	44,084,201
1,136,610	Douglas Emmett, Inc.	28,448,279	35,439,500
311,800	SL Green Realty Corp.	32,718,930	35,227,164

		105,889,526	114,750,865
	Real Estate Development (2.01%)
317,300	The Howard Hughes Corp.[1]	41,921,218	35,905,668

	Real Estate Operating
	Companies (4.21%)
1,674,000	Forest City Enterprises, Inc., Cl A1	33,461,290	36,710,820
2,149,514	Kennedy Wilson Europe Real Estate plc
	(United Kingdom)[2,3]	36,608,516	38,342,644

		70,069,806	75,053,464
	Real Estate Services (12.04%)
2,528,200	CBRE Group, Inc., Cl A1	71,487,085	87,425,156
513,330	Jones Lang LaSalle, Inc.	61,535,554	82,060,934
1,867,000	Kennedy-Wilson Holdings, Inc.	35,101,460	44,957,360

		168,124,099	214,443,450
	Residential REITs (5.06%)
245,450	AvalonBay Communities, Inc.	42,524,647	45,194,708
550,650	Equity Residential	44,256,242	44,927,534

		86,780,889	90,122,242
Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Retail REITs (5.11%)
1,364,450	General Growth Properties, Inc.	$37,572,014	$37,126,684
277,400	Simon Property Group, Inc.	47,458,436	53,937,656

		85,030,450	91,064,340
	Specialized REITs (8.32%)
373,950	Alexandria Real Estate Equities, Inc.[3]	29,461,690	33,790,122
419,735	American Tower Corp.	37,082,222	40,693,308
243,996	Equinix, Inc.	52,760,621	73,784,391

		119,304,533	148,267,821

Total Financials		711,403,341	806,077,025

Health Care (1.54%)
	Health Care Facilities (1.54%)
1,319,844	Capital Senior Living Corp.[1]	27,791,899	27,531,946

Industrials (7.50%)
	Airport Services (0.72%)
111,600	Aena SA, 144A (Spain)[1,2]	11,972,893	12,783,047

	Building Products (6.78%)
2,783,180	Builders FirstSource, Inc.[1]	18,552,146	30,837,634
1,043,500	CaesarStone Sdot-Yam Ltd.[1,2]	29,791,597	45,225,290
731,600	Masonite International Corp.[1,2]	44,831,339	44,795,868

		93,175,082	120,858,792

Total Industrials		105,147,975	133,641,839

Information Technology (1.09%)
	IT Consulting & Other
	Services (1.09%)
642,189	InterXion Holding N.V.[1,2]	19,284,986	19,361,999

Materials (1.50%)
	Construction Materials (1.50%)
1,337,293	Summit Materials, Inc., Cl A1	31,367,016	26,799,355

Telecommunication Services (3.28%)
	Wireless Telecommunication
	Services (3.28%)
57,211,650	Sarana Menara Nusantara
	Tbk PT (Indonesia)[1,2,4]	15,144,114	19,674,436
335,600	SBA Communications Corp., Cl A1	29,212,017	35,261,492
8,240,410	Tower Bersama Infrastructure
	Tbk PT (Indonesia)[1,2,4]	4,132,982	3,485,837

Total Telecommunication Services		48,489,113	58,421,765

Utilities (1.76%)
	Electric Utilities (1.76%)
825,500	Brookfield Infrastructure
	Partners L.P.[2]	33,198,675	31,294,705

Total Common Stocks		1,519,997,341	1,739,694,715

See Notes to Financial Statements.	21

Baron Real Estate Fund	December 31, 2015

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2015

Principal Amount		Cost	Value

Short Term Investments (2.13%)

$37,889,013	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 12/31/2015, 0.03% due
	1/4/2016; Proceeds at maturity -
	$37,889,139; (Fully collateralized
	by $37,800,000 U.S. Treasury
	Note, 2.50% due 5/15/2024;
	Market value - $38,650,500)[4]	$37,889,013	$37,889,013

Total Investments (99.77%)		$1,557,886,354	1,777,583,728

Cash and Other Assets Less Liabilities (0.23%)			4,098,066

Net Assets			$1,781,681,794

Retail Shares (Equivalent to $24.24 per share
based on 32,540,726 shares outstanding)			$788,912,265

Institutional Shares (Equivalent to $24.51 per share
based on 40,497,394 shares outstanding)			$992,769,529

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub- industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
144A
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At December 31, 2015, the market value of Rule 144A securities amounted to $12,783,047 or 0.72% of net assets.

All securities are Level 1, unless otherwise noted.

22	See Notes to Financial Statements.

December 31, 2015	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (88.76%)

Brazil (4.59%)
5,250,000	BM&FBOVESPA SA3	$17,071,860	$14,354,939
2,000,312	Cetip SA - Mercados Organizados[3]	22,581,358	18,902,607
440,000	Linx SA	8,591,358	4,926,888
1,350,000	Multiplus SA3	15,400,071	12,710,993
1,700,400	Smiles SA3	22,974,258	14,901,163
1,600,818	TOTVS SA3	23,771,784	12,520,052

Total Brazil		110,390,689	78,316,642

China (25.04%)
340,000	Alibaba Group Holding Limited, ADR[1]	27,138,662	27,631,800
7,200,000	China Everbright Ltd.	22,958,189	16,573,829
5,850,000	China Life Insurance Co., Ltd., Cl H	26,755,804	18,946,329
9,800,000	China Mengniu Dairy Co. Ltd.	22,198,442	15,983,381
2,200,000	China Mobile Ltd.	28,271,704	24,838,549
40,000,000	China Telecom Corp. Ltd., Cl H	25,115,460	18,786,976
7,000,000	China Unicom (Hong Kong) Ltd.	10,537,283	8,544,461
660,850	Ctrip.com International Ltd., ADR[1]	21,676,701	30,617,180
14,659,400	Haitong Securities Co., Ltd., Cl H	22,998,747	25,913,869
5,000,000	Huatai Securities Co. Ltd.,
	Cl H, 144A1	15,220,206	11,664,441
700,000	Jumei International
	Holding Ltd., ADR[1]	12,161,934	6,342,000
48,000,000	Kingdee International Software
	Group Co. Ltd.	15,319,031	22,048,890
25,200,000	PetroChina Co. Ltd.	26,399,580	16,550,603
265,000	Qihoo 360 Technology Co.
	Ltd., ADR[1]	16,581,447	19,294,650
5,200,000	Shenzhou International Group
	Holdings Ltd.	23,397,303	29,891,420
15,000,600	Sihuan Pharmaceutical
	Holdings Group Ltd.[2,4]	7,125,260	7,935,750
8,700,000	Sinopharm Group Co. Ltd., Cl H	31,785,273	34,912,033
2,300,000	SouFun Holdings Ltd., ADR	19,181,705	16,997,000
5,750,000	Sunny Optical Technology
	Group Co., Ltd.	13,298,017	13,221,205
750,515	TAL Education Group, ADR[1]	21,919,286	34,876,432
1,300,000	Tencent Holdings Ltd.	18,822,063	25,614,028

Total China		428,862,097	427,184,826

Hong Kong (3.28%)
4,500,000	Luk Fook Holdings International Ltd.	14,890,081	9,545,745
21,000,000	Man Wah Holdings Ltd.	18,876,067	24,712,099
4,402,100	Techtronic Industries Co. Ltd.	17,782,821	17,949,092
3,250,000	Wynn Macau Ltd.[1]	12,269,473	3,799,330

Total Hong Kong		63,818,442	56,006,266

India (15.97%)
1,427,000	Amara Raja Batteries Ltd.	8,867,611	18,589,152
4,900,000	Coal India Ltd.	29,245,403	24,427,322
3,752,679	DEN Networks Ltd.[1]	10,244,650	6,370,159
12,584,985	Dish TV India Ltd.[1]	11,786,781	19,317,982
1,650,000	Divi’s Laboratories Ltd.	18,091,285	28,803,061
7,000,000	Exide Industries Ltd.	19,061,869	15,495,890
1,100,000	Glenmark Pharmaceuticals Ltd.	13,917,779	15,328,710
5,770,000	Hathway Cable and Datacom Ltd.[1]	5,093,897	3,881,190
810,653	Lupin Ltd.	13,909,764	22,512,948
3,000,000	Motherson Sumi Systems Ltd.	15,065,022	13,293,529
1,500,000	PVR Ltd.	14,319,858	18,178,555
2,850,000	SKS Microfinance Ltd.[1]	21,929,467	21,498,989
2,350,000	Sun TV Network Ltd.	14,723,419	15,146,566
1,176,000	Torrent Pharmaceuticals Ltd.	10,517,851	25,804,673
3,604,000	Zee Entertainment Enterprises Ltd.	16,708,626	23,820,108

Total India		223,483,282	272,468,834

Shares		Cost	Value

Common Stocks (continued)

Indonesia (3.56%)
23,092,000	Bank Rakyat Indonesia
	(Persero) Tbk PT3	$17,504,331	$18,951,614
15,503,527	Matahari Department
	Store Tbk PT3	19,623,356	19,626,434
27,631,350	Sarana Menara
	Nusantara Tbk PT1,3	8,841,958	9,502,107
29,973,122	Tower Bersama
	Infrastructure Tbk PT1,3	16,312,936	12,679,154

Total Indonesia		62,282,581	60,759,309

Korea, Republic of (7.47%)
275,000	Grand Korea Leisure Co., Ltd.[3]	11,252,182	5,626,269
95,000	LG Chem Ltd.[3]	23,916,882	26,227,900
38,000	LG Household & Health Care Ltd.	23,915,147	33,743,344
37,000	Samsung Electronics Co., Ltd.[3]	46,796,591	39,463,529
240,000	Samsung Life Insurance Co. Ltd.[3]	24,484,202	22,427,920

Total Korea, Republic of		130,365,004	127,488,962

Mexico (6.47%)
300,000	Fomento Económico Mexicano
	S.A.B. de C.V., ADR	27,502,978	27,705,000
209,432	GRUMA S.A.B. de C.V., Cl B	2,923,532	2,946,594
4,200,000	Grupo Financiero Banorte
	S.A.B. de C.V., Cl O	23,213,665	23,102,498
8,317,513	Grupo Lala S.A.B. de C.V.	16,819,981	19,246,419
3,500,000	Infraestructura Energetica
	Nova S.A.B. de C.V.	19,638,545	14,623,865
9,000,000	Wal-Mart de Mexico
	S.A.B de C.V.	20,679,839	22,716,064

Total Mexico		110,778,540	110,340,440

Panama (0.76%)
270,000	Copa Holdings SA, Cl A	16,640,873	13,030,200

Philippines (3.40%)
25,005,000	Ayala Land, Inc.[3]	17,332,890	18,277,968
7,750,000	BDO Unibank, Inc.[3]	16,674,837	17,227,047
125,000,000	Metro Pacific Investments Corp.[3]	13,459,244	13,789,932
2,200,000	Universal Robina Corp.[3]	5,676,759	8,681,275

Total Philippines		53,143,730	57,976,222

Singapore (1.02%)
11,500,918	Global Logistic Properties Ltd.	23,707,909	17,439,152

South Africa (5.66%)
810,700	Aspen Pharmacare Holdings Ltd.	21,827,587	16,223,436
925,138	Bidvest Group Ltd.	24,290,387	19,633,983
1,000,000	Mr Price Group Ltd.	18,868,087	12,932,428
525,000	Sasol Limited	17,803,577	14,237,633
371,500	Sasol Limited, ADR	12,565,087	9,963,630
4,550,000	Steinhoff International Holdings
	N.V. (formerly, Steinhoff
	International Holdings Ltd.)	20,090,511	23,635,722

Total South Africa		115,445,236	96,626,832

See Notes to Financial Statements.	23

Baron Emerging Markets Fund	December 31, 2015

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (continued)
Taiwan, Province of China (9.77%)
1,750,000	Eclat Textile Co., Ltd.	$22,432,130	$24,161,263
12,001,000	Far EasTone
	Telecommunications Co., Ltd.	26,332,245	24,698,377
1,800,000	Ginko International Co., Ltd.	26,770,922	23,837,794
2,400,715	HIWIN Technologies Corp.	20,412,744	9,464,870
3,600,934	Makalot Industrial Co. Ltd.	21,675,412	25,543,204
1,600,000	MediaTek, Inc.	20,770,924	12,177,672
4,700,000	Novatek Microelectronics Corp.	20,472,210	18,458,307
1,250,000	Taiwan Semiconductor
	Manufacturing Company Ltd., ADR	24,902,371	28,437,500

Total Taiwan, Province of China		183,768,958	166,778,987

Thailand (0.73%)
750,000	Advanced Info Service PCL[3]	4,958,323	3,167,987
100,000	Bangkok Bank PCL, Cl F3	629,574	427,011
2,101,000	Bangkok Bank
	Public Co., Ltd., NVDR[3]	11,918,045	8,863,970

Total Thailand		17,505,942	12,458,968

United Kingdom (0.34%)
20,996,223	Lekoil Ltd.[1]	11,970,580	5,764,928

United States (0.70%)
1,938,946	TerraForm Global, Inc., Cl A2,3	28,100,000	10,198,856
300,000	TerraForm Global, Inc., Cl A	1,428,029	1,677,000

Total United States		29,528,029	11,875,856

Total Common Stocks		1,581,691,892	1,514,516,424

Preferred Stocks (0.02%)

India (0.02%)
30,983,400	Zee Entertainment Enterprises
	Ltd., 6% due 3/5/2022	367,971	421,503

Principal Amount

Convertible Bonds (0.35%)

China (0.35%)
$50,000,000	Biostime International
	Holdings Ltd., 0.00%
	due 02/20/2019[1,3]	6,590,206	6,064,477

Principal Amount		Cost	Value

Short Term Investments (10.37%)

$176,864,045	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 12/31/2015, 0.03%
	due 1/4/2016; Proceeds at
	maturity - $176,864,634;
	(Fully collateralized by
	$179,955,000 U.S. Treasury
	Note, 2.25% due 11/15/2024;
	Market value - $180,404,888)[3]	$176,864,045	$176,864,045

Total Investments (99.50%)		$1,765,514,114	1,697,866,449

Cash and Other Assets Less Liabilities (0.50%)			8,489,982

Net Assets			$1,706,356,431

Retail Shares (Equivalent to $10.57 per share
based on 62,960,581 shares outstanding)			$665,515,103

Institutional Shares (Equivalent to $10.59 per share
based on 98,261,135 shares outstanding)			$1,040,841,328

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	At December 31, 2015, the market value of restricted and fair valued securities amounted to $18,134,606 or 1.06% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At December 31, 2015, the market value of Rule 144A securities amounted to $11,664,441 or 0.68% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of December 31, 2015	Net Assets

Consumer Discretionary	24.2%
Financials	15.7
Information Technology	14.1
Health Care	10.3
Consumer Staples	8.0
Telecommunication Services	6.0
Energy	4.2
Industrials	3.6
Materials	1.5
Utilities	1.5
Cash and Cash Equivalents*	10.9

100.0%

*	Includes short term investments.

24	See Notes to Financial Statements.

December 31, 2015	Baron Energy and Resources Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (85.31%)

Consumer Discretionary (3.12%)
	Automobile Manufacturers (3.12%)
10,300	Tesla Motors, Inc.[1]	$2,340,997	$2,472,103

Energy (70.28%)
	Oil & Gas Drilling (1.13%)
16,746	Helmerich & Payne, Inc.	1,269,796	896,748

	Oil & Gas Equipment &
	Services (9.95%)
19,450	Core Laboratories N.V.[2]	2,518,205	2,114,993
79,996	Halliburton Co.	3,846,304	2,723,064
39,031	Oil States International, Inc.[1]	1,566,086	1,063,595
28,400	Schlumberger Limited	2,175,805	1,980,900

		10,106,400	7,882,552
	Oil & Gas Exploration &
	Production (31.07%)
48,199	Concho Resources, Inc.[1]	5,071,179	4,475,759
26,768	EOG Resources, Inc.	2,265,006	1,894,907
33,800	Hess Corporation	1,746,341	1,638,624
1,544,354	Lekoil Ltd. (United Kingdom)[1,2]	988,150	424,033
90,200	Memorial Resource Development Corp.[1]	1,323,231	1,456,730
113,000	Newfield Exploration Co.[1]	3,495,966	3,679,280
87,049	Noble Energy, Inc.	3,781,008	2,866,523
243,600	Parsley Energy, Inc., Cl A1	4,209,226	4,494,420
151,200	RSP Permian, Inc.[1]	3,653,760	3,687,768

		26,533,867	24,618,044
	Oil & Gas Refining &
	Marketing (6.85%)
53,156	Marathon Petroleum Corp.	2,495,823	2,755,607
37,800	Valero Energy Corporation	2,655,105	2,672,838

		5,150,928	5,428,445
	Oil & Gas Storage &
	Transportation (21.28%)
148,375	Columbia Pipeline Partners LP	3,027,809	2,593,595
52,811	Dominion Midstream Partners, L.P.	1,351,248	1,619,185
193,300	Energy Transfer Equity L.P.	3,796,862	2,655,942
19,935	Golar LNG Ltd.[2]	748,435	314,774
23,500	MPLX LP	781,052	924,255
190,304	Scorpio Tankers Inc.[2]	1,793,640	1,526,238
44,179	Shell Midstream Partners, L.P.	1,211,708	1,834,312
46,940	Tallgrass Energy Partners, LP	1,248,930	1,934,397
32,900	Valero Energy Partners LP	1,287,409	1,697,969
19,076	Western Gas Equity Partners LP	946,075	692,268
43,539	Western Refining Logistics, LP	1,099,816	1,068,012

		17,292,984	16,860,947

Total Energy		60,353,975	55,686,736

Industrials (1.84%)
	Construction & Engineering (1.84%)
66,202	Primoris Services Corp.	1,352,045	1,458,430

Information Technology (2.03%)
	Application Software (2.03%)
42,600	Aspen Technology, Inc.[1]	1,699,174	1,608,576

Shares		Cost	Value

Common Stocks (continued)

Materials (5.48%)
	Commodity Chemicals (1.92%)
24,700	Methanex Corp.[2]	$1,263,226	$815,347
31,832	Westlake Chemical Partners LP	850,416	706,034

		2,113,642	1,521,381
	Specialty Chemicals (3.56%)
246,652	Flotek Industries, Inc.[1]	3,443,489	2,821,699

Total Materials		5,557,131	4,343,080

Utilities (2.56%)
	Renewable Electricity (2.56%)
210,526	TerraForm Global, Inc., Cl A3,4	3,000,000	1,107,367
73,410	TerraForm Power, Inc., Cl A	1,862,305	923,498

Total Utilities		4,862,305	2,030,865

Total Common Stocks		76,165,627	67,599,790

Principal Amount

Short Term Investments (18.20%)

$14,424,779	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 12/31/2015, 0.03% due
	1/4/2016; Proceeds at maturity -
	$14,424,828; (Fully collateralized
	by $9,970,000 U.S. Treasury Bond,
	7.625% due 2/15/2025; Market
	value - $14,718,213)[4]	14,424,779	14,424,779

Total Investments (103.51%)		$90,590,406	82,024,569

Liabilities Less Cash and Other Assets (-3.51%)			(2,782,855)

Net Assets			$79,241,714

Retail Shares (Equivalent to $7.03 per share
based on 8,024,615 shares outstanding)			$56,419,026

Institutional Shares (Equivalent to $7.10 per share
based on 3,213,927 shares outstanding)			$22,822,688

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At December 31, 2015, the market value of restricted and fair valued securities amounted to $1,107,367 or 1.40% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Global Advantage Fund	December 31, 2015

STATEMENT OF NET ASSETS

DECEMBER 31, 2015

Shares		Cost	Value

Common Stocks (99.24%)

Brazil (3.14%)
23,517	Cetip SA - Mercados Organizados[3]	$244,353	$222,232
15,974	Smiles SA3	248,613	139,985

Total Brazil		492,966	362,217

Canada (3.41%)
943	Constellation Software, Inc.	278,852	393,147

China (16.82%)
5,575	Alibaba Group Holding Limited, ADR[1]	469,807	453,080
1,517	Baidu, Inc., ADR[1]	219,237	286,774
7,334	Ctrip.com International Ltd., ADR[1]	220,096	339,784
2,792	Qunar Cayman Islands Ltd., ADR[1]	61,745	147,250
15,303	TAL Education Group, ADR[1]	456,717	711,131

Total China		1,427,602	1,938,019

India (1.56%)
17,613	ICICI Bank Limited, ADR	131,722	137,910
3,291	Just Dial Ltd.	49,159	41,923

Total India		180,881	179,833

Indonesia (4.59%)
1,116,770	Sarana Menara Nusantara Tbk PT1,3	321,392	384,044
343,836	Tower Bersama Infrastructure Tbk PT1,3	157,981	145,449

Total Indonesia		479,373	529,493

Israel (8.84%)
3,964	Check Point Software Technologies Ltd.[1]	307,720	322,590
8,321	Mellanox Technologies Ltd.[1]	332,019	350,647
8,164	Mobileye N.V.[1]	413,789	345,174

Total Israel		1,053,528	1,018,411

Netherlands (1.48%)
1,898	ASML Holding N.V.	143,850	170,272

South Africa (3.80%)
3,193	Naspers Limited, Class N	445,555	437,709

United Kingdom (9.17%)
10,079	ARM Holdings plc	158,166	154,379
72,340	JUST EAT plc[1]	336,518	526,500
82,876	Worldpay Group plc, 144A1	303,127	375,446

Total United Kingdom		797,811	1,056,325

United States (46.43%)
9,405	Acxiom Corp.[1]	185,152	196,753
2,448	Aerie Pharmaceuticals, Inc.[1]	56,204	59,609
581	Allergan plc[1]	176,510	181,562
1,316	Alphabet, Inc., Cl C (formerly, Google, Inc., Cl C)[1]	758,966	998,686
1,553	Amazon.com, Inc.[1]	475,611	1,049,657
948	athenahealth, Inc.[1]	143,054	152,600
4,399	Benefitfocus, Inc.[1]	117,819	160,080
6,181	Brookfield Infrastructure Partners L.P.	272,742	234,322
3,468	Columbia Pipeline Partners LP	79,179	60,621
2,137	EPAM Systems, Inc.[1]	154,743	168,011
7,395	Facebook, Inc., Cl A1	368,809	773,961
Shares		Cost	Value

Common Stocks (continued)

United States (continued)
10,510	FireEye, Inc.[1]	$444,934	$217,977
6,725	Glaukos Corp.[1]	150,392	166,040
1,954	Illumina, Inc.[1]	122,487	375,060
923	Pacira Pharmaceuticals, Inc.[1]	68,849	70,877
157	The Priceline Group, Inc.[1]	118,920	200,167
28,070	TerraForm Global, Inc., Cl A2,3	400,000	147,648
6,118	Westlake Chemical Partners LP	164,098	135,697

Total United States		4,258,469	5,349,328

Total Common Stocks		9,558,887	11,434,754

Principal Amount

Short Term Investments (1.23%)

$141,796	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 12/31/2015, 0.03% due
	1/4/2016; Proceeds at maturity -
	$141,796; (Fully collateralized by
	$100,000 U.S. Treasury Bond,
	7.625% due 2/15/2025;
	Market value - $147,625)[3]	141,796	141,796

Total Investments (100.47%)		$9,700,683	11,576,550

Liabilities Less Cash and Other Assets (-0.47%)			(54,678)

Net Assets			$11,521,872

Retail Shares (Equivalent to $13.91 per share based on 448,175 shares outstanding)			$6,234,606

Institutional Shares (Equivalent to $14.00 per share based on 377,729 shares outstanding)			$5,287,266

%	Represents percentage of net assets.
1	Non-income producing securities.
2
At December 31, 2015, the market value of restricted and fair valued securities amounted to $147,648 or 1.28% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

3	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At December 31, 2015, the market value of Rule 144A securities amounted to $375,446 or 3.26% of net assets.
All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2015	Percentage of Net Assets

Information Technology	51.5%
Consumer Discretionary	26.3
Health Care	8.7
Telecommunication Services	4.6
Utilities	3.3
Financials	3.1
Materials	1.2
Energy	0.5
Cash and Cash Equivalents*	0.8

100.0%

*	Includes short term investments.

26	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund

Assets:
Investments in securities, at value*	$2,467,647,612	$171,700,759	$94,699,084	$1,739,694,715
Repurchase agreements, at value**	141,285	13,876,643	3,949,806	37,889,013

Total investments, at value	2,467,788,897	185,577,402	98,648,890	1,777,583,728
Foreign currency, at value†	—	—	12	—
Cash	—	—	—	673,153
Receivable for securities sold	9,387,208	—	18,746	7,663,239
Receivable for shares sold	4,282,426	61,679	65,307	3,573,581
Dividends and interest receivable	1,089,775	154,315	95,293	3,059,293
Prepaid expenses	276,298	267	141	2,605

	2,482,824,604	185,793,663	98,828,389	1,792,555,599

Liabilities:
Payable for borrowings against line of credit	557,000,000	—	—	—
Payable for securities purchased	21,267,992	1,522,636	—	6,696,961
Payable for shares redeemed	2,986,108	30,227	130,431	3,944,606
Investment advisory fees payable (Note 4)	783	894	70	862
Distribution fees payable (Note 4)	288	670	72	670
Accrued capital gains taxes	—	—	17,561	—
Accrued expenses and other payables	776,379	56,312	82,310	230,706

	582,031,550	1,610,739	230,444	10,873,805

Net Assets	$1,900,793,054	$184,182,924	$98,597,945	$1,781,681,794

Net Assets consist of:
Paid-in capital	$1,349,172,858	$131,682,112	$78,833,806	$1,563,065,446
Undistributed (accumulated) net investment income (loss)	11,008,549	899,855	(373,371)	(1,815,613)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(322,082,700)	6,534,406	(164,692)	738,531
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	862,694,347	45,066,551	20,302,202	219,693,430

Net Assets	$1,900,793,054	$184,182,924	$98,597,945	$1,781,681,794

Retail Shares:
Net Assets	$1,107,480,559	$43,740,641	$44,882,418	$788,912,265
Shares Outstanding ($0.01 par value; indefinite shares authorized)	31,091,294	3,342,339	2,486,454	32,540,726

Net Asset Value and Offering Price Per Share	$35.62	$13.09	$18.05	$24.24

Institutional Shares:
Net Assets	$793,312,495	$140,442,283	$53,715,527	$992,769,529
Shares Outstanding ($0.01 par value; indefinite shares authorized)	21,946,557	10,601,629	2,956,335	40,497,394

Net Asset Value and Offering Price Per Share	$36.15	$13.25	$18.17	$24.51

*Investments in securities, at cost	$1,604,953,265	$126,634,208	$74,377,075	$1,519,997,341
**Repurchase agreements, at cost	141,285	13,876,643	3,949,806	37,889,013

Total investments, at cost	$1,605,094,550	$140,510,851	$78,326,881	$1,557,886,354

†Foreign currency, at cost	$—	$—	$13	$—

See Notes to Financial Statements.	27

Baron Select Funds	December 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund

Assets:
Investments in securities, at value*	$1,521,002,404	$67,599,790	$11,434,754
Repurchase agreements, at value**	176,864,045	14,424,779	141,796

Total investments, at value	1,697,866,449	82,024,569	11,576,550
Foreign currency, at value†	44	58	14
Cash	—	5,774	3,276
Receivable for securities sold	162,237	—	—
Receivable for shares sold	14,199,411	664,564	44
Dividends and interest receivable	1,688,740	27,589	3,718
Prepaid expenses	2,182	102	17

	1,713,919,063	82,722,656	11,583,619

Liabilities:
Payable for borrowings against line of credit	—	—	—
Payable for securities purchased	758,133	160,017	—
Payable for shares redeemed	4,878,992	3,256,586	2,665
Investment advisory fees payable (Note 4)	124	754	—
Distribution fees payable (Note 4)	413	467	687
Accrued capital gains taxes	1,325,465	—	—
Accrued expenses and other payables	599,505	63,118	58,395

	7,562,632	3,480,942	61,747

Net Assets	$1,706,356,431	$79,241,714	$11,521,872

Net Assets consist of:
Paid-in capital	$1,894,130,480	$117,724,516	$10,274,585
Undistributed (accumulated) net investment income (loss)	(500,002)	557,992	17,414
Accumulated net realized loss on investments and foreign currency transactions	(118,284,947)	(30,474,955)	(645,772)
Net unrealized appreciation (depreciation) on investments, foreign capital gains tax and foreign currency translations	(68,989,100)	(8,565,839)	1,875,645

Net Assets	$1,706,356,431	$79,241,714	$11,521,872

Retail Shares:
Net Assets	$665,515,103	$56,419,026	$6,234,606
Shares Outstanding ($0.01 par value; indefinite shares authorized)	62,960,581	8,024,615	448,175

Net Asset Value and Offering Price Per Share	$10.57	$7.03	$13.91

Institutional Shares:
Net Assets	$1,040,841,328	$22,822,688	$5,287,266
Shares Outstanding ($0.01 par value; indefinite shares authorized)	98,261,135	3,213,927	377,729

Net Asset Value and Offering Price Per Share	$10.59	$7.10	$14.00

*Investments in securities, at cost	$1,588,650,069	$76,165,627	$9,558,887
**Repurchase agreements, at cost	176,864,045	14,424,779	141,796

Total investments, at cost	$1,765,514,114	$90,590,406	$9,700,683

†Foreign currency, at cost	$49	$60	$15

28	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund

Investment income:
Income:
Dividends	$27,461,663	$2,429,185	$1,858,715	$20,539,189
Interest	4	142	41	1,056
Securities lending income, net	435,652	—	—	14,644
Foreign taxes withheld on dividends	—	—	(120,906)	(71,646)

Total income	27,897,319	2,429,327	1,737,850	20,483,243

Expenses:
Investment advisory fees (Note 4)	20,169,095	1,939,179	1,051,298	18,687,497
Distribution fees — Retail Shares (Note 4)	3,082,381	114,960	125,475	2,150,309
Shareholder servicing agent fees and expenses — Retail Shares	222,853	25,613	27,089	104,225
Shareholder servicing agent fees and expenses — Institutional Shares	57,331	14,581	12,381	70,340
Reports to shareholders	392,500	12,786	46,375	446,400
Line of credit fees	197,221	1,799	976	17,269
Registration and filing fees	137,020	37,753	56,013	165,205
Custodian and fund accounting fees	80,052	29,237	112,959	167,208
Professional fees	68,535	41,812	55,353	67,884
Trustee fees and expenses	67,059	6,637	3,608	61,061
Administration fees	26,506	26,499	26,552	26,497
Insurance expense	24,529	2,510	1,323	21,583
Miscellaneous expenses	1,304	1,316	1,489	1,659

Total operating expenses	24,526,386	2,254,682	1,520,891	21,987,137
Interest expense on borrowings	4,118,157	—	—	—

Total expenses	28,644,543	2,254,682	1,520,891	21,987,137
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(17,583)	(46,523)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(34,612)	—

Net expenses	28,644,543	2,237,099	1,439,756	21,987,137

Net investment income (loss)	(747,224)	192,228	298,094	(1,503,894)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — unaffiliated investments	14,241,470	10,479,808	97,900 [1]	36,901,370
Net realized loss on investments sold — affiliated investments	—	—	—	(1,693,567)
Net realized gain (loss) on foreign currency transactions	23,571	—	(130,426)	(139,378)
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	(70,618,314)	(14,726,304)	1,343,435 [2]	(120,221,198)
Investments — “affiliated” investments	—	—	—	(7,133,653)
Foreign currency translations	—	—	(364)	(3,944)

Net gain (loss) on investments	(56,353,273)	(4,246,496)	1,310,545	(92,290,370)

Net increase (decrease) in net assets resulting from operations	$(57,100,497)	$(4,054,268)	$1,608,639	$(93,794,264)

[1] Net of realized foreign capital gains tax of $(95,877).
[2] Net change in accrued foreign capital gains tax of $140,644.

See Notes to Financial Statements.	29

Baron Select Funds	December 31, 2015

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund

Investment income:
Income:
Dividends	$30,124,162	$1,275,445	$75,581
Interest	2,312	239	2
Securities lending income, net	—	30,452	1,030
Foreign taxes withheld on dividends	(2,970,284)	(9,518)	(1,370)

Total income	27,156,190	1,296,618	75,243

Expenses:
Investment advisory fees (Note 4)	16,017,814	807,045	97,956
Distribution fees - Retail Shares (Note 4)	1,813,537	108,479	12,266
Shareholder servicing agent fees and expenses — Retail Shares	73,060	26,219	15,293
Shareholder servicing agent fees and expenses — Institutional Shares	50,124	12,879	9,981
Reports to shareholders	583,500	54,930	2,065
Line of credit fees	15,205	920	100
Registration and filing fees	242,455	53,200	42,422
Custodian and fund accounting fees	2,050,659	30,548	33,083
Professional fees	82,714	42,627	56,750
Trustee fees and expenses	50,217	2,590	283
Administration fees	26,509	26,520	26,501
Insurance expense	17,135	860	97
Miscellaneous expenses	8,268	1,340	1,322

Total operating expenses	21,031,197	1,168,157	298,119
Interest expense on borrowings	—	—	—

Total expenses	21,031,197	1,168,157	298,119
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(100,178)	(82,982)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(71,750)	(80,426)

Net expenses	21,031,197	996,229	134,711

Net investment income (loss)	6,124,993	300,389	(59,468)

Realized and unrealized gain (loss) on investments:
Net realized loss on investments sold — unaffiliated investments	(84,580,874)[1]	(30,795,180)	(664,149)
Net realized loss on foreign currency transactions	(1,649,580)	(3,548)	(6,927)
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	(116,522,296)[2]	10,131	434,217
Foreign currency translations	6,418	227	(138)

Net loss on investments	(202,746,332)	(30,788,370)	(236,997)

Net decrease in net assets resulting from operations	$(196,621,339)	$(30,487,981)	$(296,465)

[1] Net of realized foreign capital gains tax of $(73).
[2] Net change in accrued foreign capital gains tax of $5,323,223.

30	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(747,224)	$11,476,194	$192,228	$958,135	$298,094	$342,562
Net realized gain (loss)	14,265,041	35,573,747	10,479,808	7,725,956	(32,526)	2,013,466
Net change in unrealized appreciation (depreciation)	(70,618,314)	113,173,631	(14,726,304)	(3,887,218)	1,343,071	(3,518,402)

Increase (decrease) in net assets resulting from operations	(57,100,497)	160,223,572	(4,054,268)	4,796,873	1,608,639	(1,162,374)

Distributions to shareholders from:
Net investment income — Retail Shares	(4,106,150)	—	(70,067)	—	(210,570)	(3,623)
Net investment income — Institutional Shares	(4,764,671)	—	(580,716)	—	(462,862)	(98,375)
Net realized gain on investments — Retail Shares	—	—	(2,417,214)	(280,753)	(73,424)	(1,292,820)
Net realized gain on investments — Institutional Shares	—	—	(7 ,473,888)	(888,003)	(82,646)	(1,458,824)

Decrease in net assets from distributions to shareholders	(8,870,821)	—	(10,541,885)	(1,168,756)	(829,502)	(2,853,642)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	164,387,862	379,165,924	6,397,130	6,089,801	8,899,357	43,841,435
Proceeds from the sale of shares — Institutional Shares	347,495,282	406,299,084	3,624,246	18,131,213	7,680,292	9,269,012
Net asset value of shares issued in reinvestment of distributions — Retail Shares	3,995,569	—	2,452,076	262,206	282,158	1,289,455
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	4,177,881	—	6,671,379	745,447	341,079	969,333
Cost of shares redeemed — Retail Shares	(278,717,168)	(363,359,869)	(7,449,535)	(8,656,710)	(17,823,270)	(7,443,792)
Cost of shares redeemed — Institutional Shares	(212,397,508)	(119,134,044)	(8,182,326)	(20,960,859)	(6,817,506)	(1,054,523)

Increase (decrease) in net assets derived from capital share transactions	28,941,918	302,971,095	3,512,970	(4,388,902)	(7,437,890)	46,870,920

Net increase (decrease) in net assets	(37,029,400)	463,194,667	(11,083,183)	(760,785)	(6,658,753)	42,854,904

Net Assets:
Beginning of year	1,937,822,454	1,474,627,787	195,266,107	196,026,892	105,256,698	62,401,794

End of year	$1,900,793,054	$1,937,822,454	$184,182,924	$195,266,107	$98,597,945	$105,256,698

Undistributed (accumulated) net investment income (loss) at end of year	$11,008,549	$8,534,521	$899,855	$668,990	$(373,371)	$97,411

Capital share transactions — Retail Shares
Shares sold	4,413,521	10,797,205	442,457	440,677	479,118	2,384,046
Shares issued in reinvestment of distributions	113,189	—	189,066	19,056	15,603	70,314
Shares redeemed	(7,633,879)	(10,383,981)	(530,825)	(626,666)	(958,724)	(400,939)

Net increase (decrease)	(3,107,169)	413,224	100,698	(166,933)	(464,003)	2,053,421

Capital share transactions — Institutional Shares
Shares sold	9,273,217	11,333,912	258,675	1,291,866	406,160	510,858
Shares issued in reinvestment of distributions	116,701	—	508,487	53,557	18,782	52,228
Shares redeemed	(5,723,538)	(3,401,602)	(547,515)	(1,492,179)	(360,893)	(56,268)

Net increase (decrease)	3,666,380	7,932,310	219,647	(146,756)	64,049	506,818

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,503,894)	$4,263,826	$6,124,993	$5,816,220
Net realized gain (loss)	35,068,425	6,290,861	(86,230,454)	(33,482,417)
Net change in unrealized appreciation (depreciation)	(127,358,795)	206,841,327	(116,515,878)	37,993,287

Increase (decrease) in net assets resulting from operations	(93,794,264)	217,396,014	(196,621,339)	10,327,090

Distributions to shareholders from:
Net investment income — Retail Shares	(364,929)	(777,909)	(701,411)	(1,606,970)
Net investment income — Institutional Shares	(444,647)	(2,920,316)	(3,988,520)	(2,808,551)
Net realized gain on investments — Retail Shares	(15,405,999)	—	—	—
Net realized gain on investments — Institutional Shares	(19,283,111)	—	—	—

Decrease in net assets from distributions to shareholders	(35,498,686)	(3,698,225)	(4,689,931)	(4,415,521)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	336,220,314	359,613,557	426,130,100	512,990,962
Proceeds from the sale of shares — Institutional Shares	432,171,142	462,284,949	903,660,409	655,166,110
Net asset value of shares issued in reinvestment of distributions — Retail Shares	15,440,297	758,478	693,798	1,298,646
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	16,601,383	2,578,979	3,084,734	2,583,317
Cost of shares redeemed — Retail Shares	(285,156,542)	(220,188,549)	(320,271,070)	(130,628,402)
Cost of shares redeemed — Institutional Shares	(306,822,077)	(141,870,774)	(453,120,022)	(75,421,684)

Increase in net assets derived from capital share transactions	208,454,517	463,176,640	560,177,949	965,988,949

Net increase in net assets	79,161,567	676,874,429	358,866,679	971,900,518

Net Assets:
Beginning of year	1,702,520,227	1,025,645,798	1,347,489,752	375,589,234

End of year	$1,781,681,794	$1,702,520,227	$1,706,356,431	$1,347,489,752

Undistributed (accumulated) net investment income (loss) at end of year	$(1,815,613)	$627,790	$(500,002)	$(407,897)

Capital share transactions — Retail Shares
Shares sold	12,836,525	15,173,423	37,014,347	42,783,705
Shares issued in reinvestment of distributions	628,995	29,791	64,902	106,797
Shares redeemed	(11,123,366)	(9,251,061)	(28,651,234)	(10,851,179)

Net increase	2,342,154	5,952,153	8,428,015	32,039,323

Capital share transactions — Institutional Shares
Shares sold	16,521,289	19,329,716	80,184,256	54,507,301
Shares issued in reinvestment of distributions	668,952	100,467	288,024	212,095
Shares redeemed	(11,879,810)	(5,917,745)	(40,651,773)	(6,307,754)

Net increase	5,310,431	13,512,438	39,820,507	48,411,642

32	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Energy and Resources Fund		Baron Global Advantage Fund

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$300,389	$9,583	$(59,468)	$33,341
Net realized gain (loss)	(30,798,728)	83,023	(671,076)	(55,901)
Net change in unrealized appreciation (depreciation)	10,358	(12,482,477)	434,079	168,754

Increase (decrease) in net assets resulting from operations	(30,487,981)	(12,389,871)	(296,465)	146,194

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	(11,564)	—
Net investment income — Institutional Shares	—	—	(16,685)	—
Net realized gain on investments — Retail Shares	(34,058)	—	(7,375)	(218)
Net realized gain on investments — Institutional Shares	(30,966)	—	(6,436)	(258)

Decrease in net assets from distributions to shareholders	(65,024)	—	(42,060)	(476)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	50,753,381	43,493,847	3,922,722	1,819,597 [1]
Proceeds from the sale of shares — Institutional Shares	28,394,513	34,261,471	2,152,705	9,278,574 [1]
Net asset value of shares issued in reinvestment of distributions — Retail Shares	33,774	—	18,901	217
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	26,561	—	23,120	258
Cost of shares redeemed — Retail Shares	(18,562,721)	(25,945,076)	(1,433,194)	(412,710)
Cost of shares redeemed — Institutional Shares	(19,895,321)	(3,584,224)	(792,192)	(8,419,488)

Increase in net assets derived from capital share transactions	40,750,187	48,226,018	3,892,062	2,266,448

Net increase in net assets	10,197,182	35,836,147	3,553,537	2,412,166

Net Assets:
Beginning of year	69,044,532	33,208,385	7,968,335	5,556,169

End of year	$79,241,714	$69,044,532	$11,521,872	$7,968,335

Undistributed net investment income at end of year	$557,992	$517,240	$17,414	$43,412

Capital share transactions — Retail Shares
Shares sold	6,311,650	3,517,172	275,759	132,444
Shares issued in reinvestment of distributions	4,381	—	1,505	15
Shares redeemed	(2,138,039)	(2,138,992)	(101,770)	(31,772)

Net increase	4,177,992	1,378,180	175,494	100,687

Capital share transactions — Institutional Shares
Shares sold	2,950,290	2,813,702	144,495	652,391
Shares issued in reinvestment of distributions	3,414	—	1,831	18
Shares redeemed	(2,557,117)	(330,244)	(55,528)	(603,895)

Net increase	396,587	2,483,458	90,798	48,514

[1] See Note 4e.

See Notes to Financial Statements.	33

Baron Select Funds	December 31, 2015

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2015

Baron Partners Fund

Increase (Decrease) in Cash:
Cash Used from Operating Activities
Net decrease in net assets resulting from operations	$(57,100,497)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:
Purchases of portfolio securities	(649,035,360)
Proceeds from sales of portfolio securities	427,287,767
Net purchases, sales and maturities of short-term investments	18,548,715
Increase in dividends and interest receivable	(175,021)
Increase in prepaid expenses	(273,846)
Decrease in payable for collateral on loaned securities	(18,690,000)
Increase in accrued expenses	238,084
Net realized gain on investments	(14,241,470)
Net change in unrealized depreciation of investments	70,618,314

Net cash used by operating activities	$(222,823,314)

Cash Provided from Financing Activities
Distributions paid to shareholders	(697,371)
Proceeds from shares sold	510,664,198
Payment for shares redeemed	(489,226,618)
Increase in payable for borrowings against line of credit	202,000,000

Net cash provided in financing activities	222,740,209

Net decrease in cash	(83,105)
Cash at beginning of year	83,105

Cash at end of year	$—

Supplemental cash flow information:
Interest paid	$3,910,695

34	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class. R6 Shares for Baron Real Estate Fund and Baron Emerging Markets Fund commenced operations on January 29, 2016 and, therefore, are not included in this report.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Money market instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their net asset value each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service that utilizes a systematic methodology to provide the Adviser with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

Baron Select Funds	December 31, 2015

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities. At December 31, 2015, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

k) Fund Diversification and Concentration. Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2015 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$670,702,956	$412,230,280
Baron Focused Growth Fund	23,261,751	39,628,853
Baron International Growth Fund	43,109,697	49,631,028
Baron Real Estate Fund	1,067,140,518	906,305,405
Baron Emerging Markets Fund	911,791,142	378,914,221
Baron Energy and Resources Fund	69,569,194	36,069,338
Baron Global Advantage Fund	6,365,031	2,451,784

December 31, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares
Baron Partners Fund	1.45%	1.20%
Baron Focused Growth Fund	1.35%	1.10%
Baron International Growth Fund	1.50%	1.25%
Baron Real Estate Fund	1.35%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%
Baron Global Advantage Fund	1.50%	1.25%

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Voluntary Payment. In March 2014, the Adviser made a voluntary payment to Baron Global Advantage Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

f) Cross Trades. The Funds are permitted to purchase securities from, or sell securities to, other funds within the Trust, other Funds in the Baron Investment Funds Trust, and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of the respective Baron Fund under certain limited circumstances by virtue of having a common investment adviser, common officer, or common Trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2015, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
Baron Partners Fund	$44,968,124	$6,181,720	$(3,701,777)
Baron Focused Growth Fund	569,250	—	—
Baron International Growth Fund	108,014	—	—
Baron Real Estate Fund	928,658	607,304	19,756
Baron Energy and Resources Fund	250,327	—	—

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $600 million. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on November 4, 2016. Baron Partners Fund may borrow up to the lesser of $600 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the One Month LIBOR Rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the year ended December 31, 2015, interest expense incurred on these loans amounted to $4,118,157. During the year ended December 31, 2015, Baron Partners Fund had an average daily balance on the line of credit of $398.8 million at a weighted average interest rate of 1.03%. At December 31, 2015, Baron Partners Fund had an outstanding balance in the amount of $557,000,000.

The Funds (except Baron Partners Fund), together with the Funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the Overnight LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating Funds based on their relative net assets. During the year ended December 31, 2015, the Funds did not have any borrowings under the line of credit.

Baron Select Funds	December 31, 2015

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES

At December 31, 2015, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2015, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stock
TerraForm Global, Inc., Cl A	8/5/2015	$7,013,332
Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	6,442,261

Total Restricted Securities:		$13,455,593

(Cost $21,832,926)† (0.71% of Net Assets)

	Baron International Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stock
TerraForm Global, Inc., Cl A	6/9/2015, 8/5/2015	$690,259

(Cost $1,900,000) (0.70% of Net Assets)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stock
Sihuan Pharmaceutical Holdings Group Ltd.	9/18/2013-12/30/2014	$7,935,750
TerraForm Global, Inc., Cl A	6/9/2015, 8/5/2015	10,198,856

Total Restricted Securities:		$18,134,606

(Cost $35,225,260)† (1.06% of Net Assets)

	Baron Energy and Resources Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stock
TerraForm Global, Inc., Cl A	6/9/2015	$1,107,367

(Cost $3,000,000) (1.40% of Net Assets)

	Baron Global Advantage Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stock
TerraForm Global, Inc., Cl A	6/9/2015	$147,648

(Cost $400,000) (1.28% of Net Assets)

† See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•	Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•	Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

December 31, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Funds’ investments carried at fair value:
	Baron Partners Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,454,192,019	$7,013,332	$—	$2,461,205,351
Private Equity Investments	—	—	6,442,261	6,442,261
Short Term Investments	—	141,285	—	141,285

Total Investments	$2,454,192,019	$7,154,617	$6,442,261	$2,467,788,897

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2015. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2015.

	Baron Focused Growth Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$164,808,052	$—	$—	$164,808,052
Preferred Stocks	—	6,892,707	—	6,892,707
Short Term Investments	—	13,876,643	—	13,876,643

Total Investments	$164,808,052	$20,769,350	$—	$185,577,402

$6,892,707 was transferred out of Level 1 into Level 2 at December 31, 2015 as a result of using a broker quoted price instead of last sale. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron International Growth Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$64,330,080	$30,369,004	$—	$94,699,084
Short Term Investments	—	3,949,806	—	3,949,806

Total Investments	$64,330,080	$34,318,810	$—	$98,648,890

$23,996,425 was transferred out of Level 2 into Level 1 at December 31, 2015 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $1,576,632 was transferred out of Level 1 into Level 2 at December 31, 2015 as a result of adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

39

Baron Select Funds	December 31, 2015

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)
	Baron Real Estate Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,716,534,442	$23,160,273	$—	$1,739,694,715
Short Term Investments	—	37,889,013	—	37,889,013

Total Investments	$1,716,534,442	$61,049,286	$—	$1,777,583,728

$19,674,436 was transferred out of Level 1 into Level 2 at December 31, 2015 as a result of adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Emerging Markets Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,164,308,603	$342,272,071	$7,935,750	$1,514,516,424
Preferred Stocks	421,503	—	—	421,503
Convertible Bonds	—	6,064,477	—	6,064,477
Short Term Investments	—	176,864,045	—	176,864,045

Total Investments	$1,164,730,106	$525,200,593	$7,935,750	$1,697,866,449

$68,536,922 was transferred out of Level 1 into Level 2 at December 31, 2015 as a result of adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $513,729,581 was transferred out of Level 2 into Level 1 at December 31, 2015 as a result of not adjusting closing prices for certain securities and the earlier closing of foreign markets. $7,935,750 was transferred out of Level 2 into Level 3 as a resulting of a trading halt on a security. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Energy and Resources Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$66,492,423	$1,107,367	$—	$67,599,790
Short Term Investments	—	14,424,779	—	14,424,779

Total Investments	$66,492,423	$15,532,146	$—	$82,024,569

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2015. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2015.

	Baron Global Advantage Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$10,395,396	$1,039,358	$—	$11,434,754
Short Term Investments	—	141,796	—	141,796

Total Investments	$10,395,396	$1,181,154	$—	$11,576,550

$746,261 was transferred out of Level 1 into Level 2 at December 31, 2015 as a result of adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $366,574 was transferred out of Level 2 into Level 1 at December 31, 2015 as a result of not adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

40

December 31, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2015	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2015
Private Equity Investments
Financials	$6,593,843	$—	$—	$(151,582)	$—	$—	$—	$—	$6,442,261	$(151,582)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2015	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2015
Common Stock
Health Care	$—	$—	$—	$—	$—	$—	$7,935,750	$—	$7,935,750	$—

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2015, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Undistributed (Accumulated) Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-In Capital
Baron Partners Fund	$12,092,073	$(23,571)	$(12,068,502)
Baron Focused Growth Fund	689,420	(248)	(689,172)
Baron International Growth Fund	(95,444)	95,444	—
Baron Real Estate Fund	(129,933)	131,975	(2,042)
Baron Emerging Markets Fund	(1,527,167)	1,527,167	—
Baron Energy and Resources Fund	(259,637)	772,534	(512,897)
Baron Global Advantage Fund	61,719	71,884	(133,603)

41

Baron Select Funds	December 31, 2015

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2015, the components of net assets on a tax basis were as follows:
			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global Advantage
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Fund
Cost of investments	$1,610,716,296	$140,054,358	$78,627,288	$1,562,826,896	$1,770,516,296	$90,427,289	$9,711,334

Gross tax unrealized
appreciation	966,200,132	50,020,737	25,693,898	265,383,732	171,746,297	4,290,423	2,782,136
Gross tax unrealized
depreciation	(109,127,531)	(4,497,693)	(5,672,296)	(50,626,900)	(244,396,144)	(12,693,143)	(916,920)

Net tax unrealized
appreciation (depreciation)	857,072,601	45,523,044	20,021,602	214,756,832	(72,649,847)	(8,402,720)	1,865,216
Net tax unrealized currency
depreciation	—	—	(19,807)	(3,944)	(1,341,734)	(2)	(222)
Undistributed net
investment income	—	—	43,909	288,858	384,922	—	—
Undistributed net realized gain	—	6,977,768	2,472	3,574,602	—	—	—
Qualified late year loss deferral	(842,819)	—	(284,037)	—	(6,129,327)	(23,843,720)	(523,081)
Capital loss carryforwards	(304,609,586)	—	—	—	(108,038,063)	(6,236,360)	(94,626)
Paid-in capital	1,349,172,858	131,682,112	78,833,806	1,563,065,446	1,894,130,480	117,724,516	10,274,585

Net Assets	$1,900,793,054	$184,182,924	$98,597,945	$1,781,681,794	$1,706,356,431	$79,241,714	$11,521,872

As of December 31, 2015, the Funds had capital loss carryforwards expiring as follows:
			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global Advantage
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Fund
Short term:
December 31, 2017	$304,609,586	$—	$—	$—	$—	$—	$—
No expiration date	—	—	—	—	93,180,072	4,570,844	92,645

	$304,609,586	$—	$—	$—	$93,180,072	$4,570,844	$92,645

Long term:
No expiration date	$—	$—	$—	$—	$14,857,991	$1,665,516	$1,981

Capital loss carryforward utilized
during the year ended
December 31, 2015	$23,144,299	$—	$—	—	$—	$—	$—

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 was as follows:
	Year Ended		Year Ended
	December 31, 2015		December 31, 2014

		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain
Baron Partners Fund	$8,870,821	$—	$—	$—
Baron Focused Growth Fund	650,535	9,891,350	—	1,168,756
Baron International Growth Fund	673,432	156,070	101,998	2,751,644
Baron Real Estate Fund	802,173	34,696,513	3,698,225	—
Baron Emerging Markets Fund	4,689,931	—	4,415,521	—
Baron Energy and Resources Fund	71	64,953	—	—
Baron Global Advantage Fund	28,281	13,779	476	—

[1] For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2015, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

42

December 31, 2015	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

9. OWNERSHIP CONCENTRATION

As of December 31, 2015, the officers, trustees and portfolio managers owned, directly or indirectly, 42.65% of Baron Focused Growth Fund and 36.60% of Baron Global Advantage Fund. As of December 31, 2015 the officers, trustees, portfolio managers and one other investor owned, directly or indirectly, 35.28% of Baron International Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund and Baron Global Advantage Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON REAL ESTATE FUND

				Net Change in			Shares
	Value at			Unrealized			Held at	Value at
	December 31,	Purchase	Sales	Appreciation	Realized	Dividend	December 31,	December 31,
Name of Issuer	2014	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2015	2015
No Longer an “Affiliated” Company as of December 31, 2015:
Capital Senior Living Corp.	$55,501,049	$2,238,786	$21,380,669	$(7,133,653)	$(1,693,567)	$—	1,319,844	$27,531,946

[1] An “Affiliated” Company (“affiliated person” as defined in the 1940 Act), is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2015.

11. DISCLOSURES REGARDING OFFSETTING ASSETS AND LIABILITIES

In December 2011, FASB issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. This ASU requires an entity to disclose both gross and net information for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU is effective for reporting periods beginning on or after January 1, 2013. The Funds did not hold derivatives or participate in borrowing or securities lending activities at December 31, 2015.

43

Baron Select Funds	December 31, 2015

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43

Income (loss) from investment operations:
Net investment income (loss)	(0.05)[1]	0.23 [1]	(0.19)[1]	(0.04)[1]	(0.14)[1]	(0.09)[1]	(0.04)[1]	(0.09)[1]	(0.21)[1]	(0.16)[1]
Net realized and unrealized gain (loss) on investments	(0.95)	3.19	10.95	3.21	(1.04)	5.02	3.48	(10.74)	2.74	4.13

Total from investment operations	(1.00)	3.42	10.76	3.17	(1.18)	4.93	3.44	(10.83)	2.53	3.97

Less distributions to shareholders from:
Net investment income	(0.12)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)

Total distributions	(0.12)	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)

Net asset value, end of year	$35.62	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34

Total return	(2.71)%	10.26%	47.69%	16.35%	(5.74)%	31.52%	28.20%	(46.67)%	11.34%	21.55%

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,107.5	$1,256.3	$1,125.6	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1

Ratio of total expenses to average net assets	1.52%	1.51%	1.67%	1.74%	1.71%	1.71%	1.51%	1.86%[2]	1.88%[2]	1.77%
Less: Ratio of interest expense to average net assets	(0.20)%	(0.19)%	(0.29)%	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%

Ratio of operating expenses to average net assets	1.32%	1.32%	1.38%	1.40%	1.35%	1.37%	1.41%	1.35%	1.31%	1.32%

Ratio of net investment income (loss) to average net assets	(0.13)%	0.66%	(0.66)%	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%

Portfolio turnover rate	17.08%	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%	38.02%	32.95%	35.92%

INSTITUTIONAL SHARES	Year Ended December 31,

	2015	2014	2013	2012	2011	2010	2009[3]
Net asset value, beginning of year	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66	$12.66

Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	0.25 [1]	(0.12)[1]	0.04 [1]	(0.08)[1]	(0.06)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	(0.95)	3.31	11.06	3.22	(1.06)	5.06	3.03

Total from investment operations	(0.91)	3.56	10.94	3.26	(1.14)	5.00	3.00

Less distributions to shareholders from:
Net investment income	(0.22)	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.22)	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$36.15	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66

Total return	(2.43)%	10.56%	48.02%	16.70%	(5.52)%	31.93%	23.70%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$793.3	$681.5	$349.0	$146.5	$123.7	$119.9	$158.5

Ratio of total expenses to average net assets	1.26%	1.26%	1.41%	1.48%	1.45%	1.45%	1.38%[5]
Less: Ratio of interest expense to average net assets	(0.20)%	(0.20)%	(0.30)%	(0.35)%	(0.36)%	(0.34)%	(0.21%[5]

Ratio of operating expenses to average net assets	1.06%	1.06%	1.11%	1.13%	1.09%	1.11%	1.17%[5]

Ratio of net investment income (loss) to average net assets	0.11%	0.69%	(0.41)%	0.18%	(0.41)%	(0.36)%	(0.31)%[5]

Portfolio turnover rate	17.08%	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[4]	Not Annualized.
[5]	Annualized.

44	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2015	2014	2013	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$14.21	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[2]	0.04 [2]	(0.07)[2]	0.24 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments	(0.35)	0.29	2.95	1.31	(0.07)	2.05	2.00	(3.33)

Total from investment operations	(0.36)	0.33	2.88	1.55	(0.14)	2.04	2.12	(3.33)

Less distributions to shareholders from:
Net investment income	(0.02)	0.00	(0.17)	0.00	0.00	(0.33)	(0.13)	0.00
Net realized gain on investments	(0.74)	(0.09)	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	0.00	(0.12)	(0.40)

Total distributions	(0.76)	(0.09)	(0.17)	0.00	0.00	(0.33)	(0.25)	(0.40)

Net asset value, end of year	$13.09	$14.21	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27

Total return	(2.42)%[4]	2.35%[4]	25.69%[4]	15.96%[4]	(1.42)%[4]	25.17%[4]	33.77%[4]	(33.11)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$43.7	$46.1	$47.6	$31.4	$28.3	$46.4	$39.9	$59.3

Ratio of operating expenses to average net assets	1.39%	1.39%	1.42%	1.48%	1.48%	1.47%	1.52%	1.54%[6]
Less: Reimbursement of expenses by Adviser	(0.04)%	(0.04)%	(0.07)%	(0.13)%	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%[6]

Ratio of net investment income (loss) to average net assets	(0.10)%	0.31%	(0.53)%	2.30%	(0.69)%	(0.16)%	1.81%	0.01%[6]

Portfolio turnover rate	12.18%	36.92%	33.67%	38.38%	44.58%	24.08%	34.76%	35.43%[5]

INSTITUTIONAL SHARES	Year Ended December 31,

	2015	2014	2013	2012	2011	2010	2009[7]
Net asset value, beginning of year	$14.37	$14.10	$11.35	$9.77	$9.88	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	0.02 [2]	0.08 [2]	(0.04)[2]	0.26 [2]	(0.04)[2]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	(0.34)	0.28	2.99	1.32	(0.07)	2.05	1.45

Total from investment operations	(0.32)	0.36	2.95	1.58	(0.11)	2.06	1.52

Less distributions to shareholders from:
Net investment income	(0.06)	0.00	(0.20)	0.00	0.00	(0.33)	(0.13)
Net realized gain on investments	(0.74)	(0.09)	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.80)	(0.09)	(0.20)	0.00	0.00	(0.33)	(0.25)

Net asset value, end of year	$13.25	$14.37	$14.10	$11.35	$9.77	$9.88	$8.15

Total return	(2.12)%	2.54%	26.09%[4]	16.17%[4]	(1.11)%[4]	25.39%[4]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$140.5	$149.2	$148.4	$87.9	$63.6	$44.3	$36.6

Ratio of operating expenses to average net assets	1.09%	1.09%	1.12%	1.16%	1.18%	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	(0.02)%	(0.06)%	(0.08)%	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.09%	1.09%	1.10%	1.10%	1.10%	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	0.16%	0.56%	(0.28)%	2.53%	(0.40)%	0.08%	1.63%[6]

Portfolio turnover rate	12.18%	36.92%	33.67%	38.38%	44.58%	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

See Notes to Financial Statements.	45

Baron Select Funds	December 31, 2015

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2015	2014	2013		2012	2011	2010	2009
Net asset value, beginning of year	$17.94	$18.91	$15.55		$13.20	$17.29	$14.11	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.03 [1]	(0.01)[1]		(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	0.19	(0.46)	3.37		2.37	(2.78)	3.38	4.43

Total from investment operations	0.22	(0.43)	3.36		2.35	(2.79)	3.39	4.47

Less distributions to shareholders from:
Net investment income	(0.08)	(0.00)[2]	0.00		0.00	(0.04)	0.00	0.00
Net realized gain on investments	(0.03)	(0.54)	0.00		0.00	(1.26)	(0.21)	(0.36)

Total distributions	(0.11)	(0.54)	0.00		0.00	(1.30)	(0.21)	(0.36)

Net asset value, end of year	$18.05	$17.94	$18.91		$15.55	$13.20	$17.29	$14.11

Total return	1.23%[3]	(2.33)%[3]	21.61%[3]		17.80%[3]	(16.35)%[3]	24.22%[3]	44.69%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$44.9	$53.0	$17.0		$15.6	$11.7	$15.3	$8.4

Ratio of operating expenses to average net assets	1.59%	1.63%	1.74%		1.78%	1.73%	1.76%	2.33%
Less: Reimbursement of expenses by Adviser	(0.09)%	(0.13)%	(0.24)%		(0.28)%	(0.23)%	(0.26)%	(0.83)%

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%		1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.15%	0.14%	(0.05)%		(0.16)%	(0.05)%	0.07%	0.38%

Portfolio turnover rate	42.85%	34.67%	40.60%		39.02%	53.20%	32.70%	53.94%

INSTITUTIONAL SHARES	Year Ended December 31,

	2015	2014	2013		2012	2011	2010	2009[6]
Net asset value, beginning of year	$18.09	$19.05	$15.63		$13.25	$17.36	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.08 [1]	0.12 [1]	0.03	[1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	0.19	(0.50)	3.39		2.40	(2.79)	3.39	3.38

Total from investment operations	0.27	(0.38)	3.42		2.41	(2.76)	3.44	3.36

Less distributions to shareholders from:
Net investment income	(0.16)	(0.04)	(0.00	)2	(0.03)	(0.09)	0.00	0.00
Net realized gain on investments	(0.03)	(0.54)	0.00		0.00	(1.26)	(0.21)	(0.36)

Total distributions	(0.19)	(0.58)	(0.00	)2	(0.03)	(1.35)	(0.21)	(0.36)

Net asset value, end of year	$18.17	$18.09	$19.05		$15.63	$13.25	$17.36	$14.13

Total return	1.48%[3]	(2.07)%[3]	21.89%[3]		18.17%[3]	(16.13)%[3]	24.54%[3]	30.18%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$53.7	$52.3	$45.4		$39.0	$30.5	$37.4	$22.1

Ratio of operating expenses to average net assets	1.31%	1.34%	1.37%		1.40%	1.38%	1.40%	1.89%[5]
Less: Reimbursement of expenses by Adviser	(0.06)%	(0.09)%	(0.12)%		(0.15)%	(0.13)%	(0.15)%	(0.64)%[5]

Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%		1.25%	1.25%	1.25%	1.25%[5]

Ratio of net investment income (loss) to average net assets	0.41%	0.64%	0.20%		0.09%	0.19%	0.31%	(0.29)%[5]

Portfolio turnover rate	42.85%	34.67%	40.60%		39.02%	53.20%	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

46	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$25.92	$22.25	$17.52	$12.51	$12.66	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[1]	0.04 [1]	(0.05)[1]	0.01 [1]	(0.01)[1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	(1.14)	3.66	4.80	5.31	0.07 [2]	2.64

Total from investment operations	(1.20)	3.70	4.75	5.32	0.06	2.66

Less distributions to shareholders from:
Net investment income	(0.01)	(0.03)	0.00	0.00	(0.00)[3]	0.00
Net realized gain on investments	(0.47)	0.00	(0.02)	(0.31)	(0.21)	0.00

Total distributions	(0.48)	(0.03)	(0.02)	(0.31)	(0.21)	0.00

Net asset value, end of year	$24.24	$25.92	$22.25	$17.52	$12.51	$12.66

Total return	(4.65)%	16.61%	27.12%	42.60%[4]	0.63%[4]	26.60%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$788.9	$782.8	$539.5	$53.6	$10.9	$5.5

Ratio of operating expenses to average net assets	1.31%	1.32%	1.35%	1.76%	2.33%	4.35%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	(0.41)%	(0.98)%	(3.00)%

Ratio of net operating expenses to average net assets	1.31%	1.32%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets	(0.23)%	0.17%	(0.23)%	0.07%	(0.08)%	0.14%

Portfolio turnover rate	50.50%	24.40%	19.36%	30.14%	70.99%	58.03%

INSTITUTIONAL SHARES	Year Ended December 31,

	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$26.14	$22.43	$17.64	$12.56	$12.69	$10.00

Income (loss) from investment operations:
Net investment income	0.01 [1]	0.11 [1]	0.03 [1]	0.06 [1]	0.02 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	(1.16)	3.68	4.81	5.33	0.07 [2]	2.65

Total from investment operations	(1.15)	3.79	4.84	5.39	0.09	2.69

Less distributions to shareholders from:
Net investment income	(0.01)	(0.08)	(0.00)[3]	0.00	(0.01)	0.00
Net realized gain on investments	(0.47)	0.00	(0.02)	(0.31)	(0.21)	0.00
Return of capital	0.00	0.00	(0.03)	0.00	0.00	0.00

Total distributions	(0.48)	(0.08)	(0.05)	(0.31)	(0.22)	0.00

Net asset value, end of year	$24.51	$26.14	$22.43	$17.64	$12.56	$12.69

Total return	(4.42)%	16.93%	27.48%	42.99%[4]	0.80%[4]	26.90%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$992.8	$919.7	$486.1	$35.5	$4.9	$3.2

Ratio of operating expenses to average net assets	1.06%	1.06%	1.09%	1.44%	2.14%	4.26%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	(0.34)%	(1.04)%	(3.16)%

Ratio of net operating expenses to average net assets	1.06%	1.06%	1.09%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets	0.04%	0.44%	0.15%	0.36%	0.17%	0.36%

Portfolio turnover rate	50.50%	24.40%	19.36%	30.14%	70.99%	58.03%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	47

Baron Select Funds	December 31, 2015

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.91	$11.54	$10.06	$8.28	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	(1.36)	0.33	1.54	1.94	(1.69)

Total from investment operations	(1.33)	0.40	1.48	1.90	(1.72)

Less distributions to shareholders from:
Net investment income	(0.01)	(0.03)	0.00	(0.12)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.01)	(0.03)	0.00	(0.12)	0.00

Net asset value, end of year	$10.57	$11.91	$11.54	$10.06	$8.28

Total return	(11.16)%	3.47%[2]	14.71%[2]	22.98%[2]	(17.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$665.5	$649.7	$259.6	$2.9	$2.0

Ratio of operating expenses to average net assets	1.45%	1.52%	1.90%	4.01%	4.49%
Less: Reimbursement of expenses by Adviser	0.00%	(0.02)%	(0.40)%	(2.51)%	(2.99)%

Ratio of net operating expenses to average net assets	1.45%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.25%	0.56%	(0.53)%	(0.39)%	(0.32)%

Portfolio turnover rate	26.34%	23.38%	14.68%	42.68%	45.86%

INSTITUTIONAL SHARES	Year Ended December 31,

	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.94	$11.56	$10.05	$8.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	0.09 [1]	0.01 [1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	(1.37)	0.34	1.50	1.93	(1.69)

Total from investment operations	(1.31)	0.43	1.51	1.92	(1.70)

Less distributions to shareholders from:
Net investment income	(0.04)	(0.05)	0.00	(0.17)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.04)	(0.05)	0.00	(0.17)	0.00

Net asset value, end of year	$10.59	$11.94	$11.56	$10.05	$8.30

Total return	(10.97)%	3.75%[2]	15.02%[2]	23.22%[2]	(17.00)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,040.9	$697.8	$116.0	$6.0	$4.3

Ratio of operating expenses to average net assets	1.20%	1.27%	1.80%	3.37%	3.83%
Less: Reimbursement of expenses by Adviser	0.00%	(0.02)%	(0.55)%	(2.12)%	(2.58)%

Ratio of net operating expenses to average net assets	1.20%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets	0.49%	0.76%	0.05%	(0.14)%	(0.07)%

Portfolio turnover rate	26.34%	23.38%	14.68%	42.68%	45.86%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

48	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON ENERGY AND RESOURCES FUND
 Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2015	2014	2013	2012
Net asset value, beginning of year	$10.33	$11.84	$9.46	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	(0.01)[1]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	(3.31)	(1.50)	2.40	(0.51)

Total from investment operations	(3.29)	(1.51)	2.39	(0.54)

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.01)	0.00
Net realized gain on investments	(0.01)	0.00	0.00	0.00

Total distributions	(0.01)	0.00	(0.01)	0.00

Net asset value, end of year	$7.03	$10.33	$11.84	$9.46

Total return	(31.88)%[2]	(12.75)%[2]	25.32%[2]	(5.40)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$56.4	$39.7	$29.2	$1.8

Ratio of operating expenses to average net assets	1.58%	1.79%	2.25%	9.07%
Less: Reimbursement of expenses by Adviser	(0.23)%	(0.44)%	(0.90)%	(7.72)%

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets	0.24%	(0.04)%	(0.05)%	(0.36)%

Portfolio turnover rate	48.19%	23.12%	25.60%	35.74%

INSTITUTIONAL SHARES	Year Ended December 31,

	2015	2014	2013	2012
Net asset value, beginning of year	$10.41	$11.91	$9.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05 [1]	0.03 [1]	0.02 [1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	(3.35)	(1.53)	2.41	(0.51)

Total from investment operations	(3.30)	(1.50)	2.43	(0.52)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.01)	0.00	0.00	0.00

Total distributions	(0.01)	0.00	0.00	0.00

Net asset value, end of year	$7.10	$10.41	$11.91	$9.48

Total return	(31.73)%[2]	(12.59)%[2]	25.63%[2]	(5.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$22.8	$29.3	$4.0	$1.4

Ratio of operating expenses to average net assets	1.29%	1.52%	2.84%	8.65%
Less: Reimbursement of expenses by Adviser	(0.19)%	(0.42)%	(1.74)%	(7.55)%

Ratio of net operating expenses to average net assets	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	0.53%	0.22%	0.20%	(0.11)%

Portfolio turnover rate	48.19%	23.12%	25.60%	35.74%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	49

Baron Select Funds	December 31, 2015

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2015	2014	2013	2012[1]
Net asset value, beginning of year	$14.20	$13.51	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.11)[2]	0.02 [2]	(0.02)[2]	(0.02)[2]
Net realized and unrealized gain (loss) on investments	(0.14)	0.67	3.12	0.43

Total from investment operations	(0.25)	0.69	3.10	0.41

Less distributions to shareholders from:
Net investment income	(0.02)	0.00	0.00	0.00
Net realized gain on investments	(0.02)	(0.00)[3]	0.00	0.00

Total distributions	(0.04)	0.00	0.00	0.00

Net asset value, end of year	$13.91	$14.20	$13.51	$10.41

Total return	(1.72)%[4]	5.11%[4,5]	29.78%[4]	4.10%[4,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$6.2	$3.9	$2.3	$1.5

Ratio of operating expenses to average net assets	3.19%	3.61%	5.51%	8.35%[7,8]
Less: Reimbursement of expenses by Adviser	(1.69)%	(2.11)%	(4.01)%	(6.85)%[7,8]

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.50%[7,8]

Ratio of net investment income (loss) to average net assets	(0.75)%	0.18%	(0.20)%	(0.38)%[7,8]

Portfolio turnover rate	25.88%	123.51%	32.78%	24.64%[6]

INSTITUTIONAL SHARES	Year Ended December 31,

	2015	2014	2013	2012[1]
Net asset value, beginning of year	$14.28	$13.56	$10.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)[2]	0.07 [2]	0.00 [2,3]	(0.02)[2]
Net realized and unrealized gain (loss) on investments	(0.15)	0.65	3.14	0.44

Total from investment operations	(0.22)	0.72	3.14	0.42

Less distributions to shareholders from:
Net investment income	(0.04)	0.00	0.00	0.00
Net realized gain on investments	(0.02)	(0.00)[3]	0.00	0.00

Total distributions	(0.06)	0.00	0.00	0.00

Net asset value, end of year	$14.00	$14.28	$13.56	$10.42

Total return	(1.51)%[4]	5.32%[4,5]	30.13%[4]	4.20%[4,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$5.3	$4.1	$3.3	$1.6

Ratio of operating expenses to average net assets	2.89%	2.92%	4.91%	7.33%[7,8]
Less: Reimbursement of expenses by Adviser	(1.64)%	(1.67)%	(3.66)%	(6.08)%[7,8]

Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%	1.25%[7,8]

Ratio of net investment income (loss) to average net assets	(0.47)%	0.48%	0.02%	(0.30)%[7,8]

Portfolio turnover rate	25.88%	123.51%	32.78%	24.64%[6]

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.
[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.

50	See Notes to Financial Statements.

December 31, 2015	Baron Select Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Baron Select Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations, of changes in net assets and of cash flows (Baron Partners Fund only) and the financial highlights present fairly, in all material respects, the financial position of each of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (seven of the portfolios constituting Baron Select Funds, hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations and cash flows (Baron Partners Fund only) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, portfolio companies, and transfer agents provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2016

51

Baron Select Funds	December 31, 2015

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2015 are listed below.

During the fiscal year ended December 31, 2015, the Funds’ distributions to shareholders included:
Fund	Ordinary Income[1,3]	Long-Term Capital Gains[2,3]
Baron Partners Fund	$8,870,821	$—
Baron Focused Growth Fund	650,535	9,891,350
Baron International Growth Fund	673,432	156,070
Baron Real Estate Fund	802,173	34,696,513
Baron Emerging Markets Fund	4,689,931	—
Baron Energy and Resources Fund	71	64,953
Baron Global Advantage Fund	28,281	13,779

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the American Taxpayer Relief Act of 2012.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund, 100.00%, 100.00%, 100.00%, 100.00%, 100.00%, 0.00% and 100.00%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron Partners Fund. Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund,100.00%, 100.00%, 4.80%,100.00%, 4.43%, 0.00% and 27.93%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2015. The information necessary to complete your income tax return for the calendar year ended December 31, 2015 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2016.

December 31, 2015	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED December 31, 20151

	Actual Total Return	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares[2]	(8.09)%	$1,000.00	$919.10		1.56%[2]	$7.55
Baron Partners Fund — Institutional Shares[2]	(7.96)%	$1,000.00	$920.40		1.30%[2]	$6.29
Baron Focused Growth Fund — Retail Shares	(8.41)%	$1,000.00	$915.90	[4]	1.35%[5]	$6.52
Baron Focused Growth Fund — Institutional Shares	(8.31)%	$1,000.00	$916.90		1.08%	$5.22
Baron International Growth Fund — Retail Shares	(5.85)%	$1,000.00	$941.50	[4]	1.50%[5]	$7.34
Baron International Growth Fund — Institutional Shares	(5.76)%	$1,000.00	$942.40	[4]	1.25%[5]	$6.12
Baron Real Estate Fund — Retail Shares	(5.24)%	$1,000.00	$947.60		1.31%	$6.43
Baron Real Estate Fund — Institutional Shares	(5.11)%	$1,000.00	$948.90		1.06%	$5.21
Baron Emerging Markets Fund — Retail Shares	(11.45)%	$1,000.00	$885.50		1.44%	$6.84
Baron Emerging Markets Fund — Institutional Shares	(11.34)%	$1,000.00	$886.60		1.19%	$5.66
Baron Energy & Resources Fund — Retail Shares	(33.11)%	$1,000.00	$668.90	[4]	1.35%[5]	$5.68
Baron Energy & Resources Fund — Institutional Shares	(33.02)%	$1,000.00	$669.80	[4]	1.10%[5]	$4.63
Baron Global Advantage Fund — Retail Shares	(7.08)%	$1,000.00	$929.20	[4]	1.50%[5]	$7.29
Baron Global Advantage Fund — Institutional Shares	(6.92)%	$1,000.00	$930.80	[4]	1.25%[5]	$6.08

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED December 31, 2015

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares[2]	5.00%	$1,000.00	$1,017.34		1.56%[2]	$7.93
Baron Partners Fund — Institutional Shares[2]	5.00%	$1,000.00	$1,018.65		1.30%[2]	$6.61
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.76		1.08%	$5.50
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.64	[4]	1.50%[5]	$7.63
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90	[4]	1.25%[5]	$6.36
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.60		1.31%	$6.67
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.86		1.06%	$5.40
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.95		1.44%	$7.32
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.21		1.19%	$6.06
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.64	[4]	1.50%[5]	$7.63
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90	[4]	1.25%[5]	$6.36

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]	Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2015, includes 1.31% and 1.05% for net operating expenses and 0.25% and 0.25% for interest expense for the Retail and Institutional Shares, respectively.
[3]	Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	December 31, 2015

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 72	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	12 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); Portfolio Manager: Baron Managed Funds plc (2005-2009).	13	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 60	Chairman, President, Chief Operating Officer and Trustee	12 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007- Present); Chief Operating Officer: the Firm (2006- Present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present), Secretary (2003-2008): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009).	13	None

December 31, 2015	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees
Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 80	Trustee	12 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1975-Present).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 81	Trustee	12 years	Trustee: Baron Investment Funds Trust (1987- Present), Baron Select Funds (2003-Present).	13	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 72	Lead Trustee	12 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Anita Rosenberg(4),(5) 1235 N. Astor Street Chicago, Il 60610 Age: 51	Trustee	2 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	13	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 65	Trustee	12 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Age: 59	Trustee	9 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	13	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).

Baron Select Funds	December 31, 2015

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Additional Officers of the Funds
Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 56	Senior Vice President	12 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 44	Vice President and Chief Compliance Officer	1 year	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (9/2014-Present); Vice President: the Firm* (9/2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-9/2014).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 47	Vice President, General Counsel and Secretary	8 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 46	Senior Vice President	12 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 61	Vice President	12 years	Director and Vice President: the Firm*; Vice President: Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 54	Treasurer and Chief Financial Officer	12 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means (Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and the Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

■	Information we receive from you on applications or other forms;
■	Information about your transactions with us, our Adviser or others; and
■	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.
New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

DECEMBER 31

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2015 and December 31, 2014:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2015	2014

Baron Select Funds	$225,825	$219,395

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2015	2014

Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2015	2014

Baron Select Funds	$161,930	$77,480

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a),
(b) or (c) above:
	2015	2014

Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2015: $66,300

2014: $66,300

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron

Ronald Baron
Chief Executive Officer

Date: March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron

Ronald Baron
Chief Executive Officer

Date: March 3, 2016

By:	/s/ Peggy Wong

Peggy Wong
Treasurer and Chief Financial Officer

Date: March 3, 2016